Exhibit 10.7

Certain identified information has been excluded from the exhibit because it is both
(i) not material and (ii) is the type of information that the registrant treats as private or confidential.
Double asterisks denote omissions.

COLLABORATION AND LICENSE AGREEMENT

This COLLABORATION AND LICENSE AGREEMENT (this “Agreement”), effective as of May 26, 2015 (the “Effective Date”), is made by and between Editas Medicine, Inc., a Delaware corporation, having a principal place of business at 300 Third Street, First Floor, Cambridge, MA 02142 (“Editas”), and Juno Therapeutics, Inc., a Delaware corporation, having a place of business at 307 Westlake Avenue North, Suite 300, Seattle, WA 98109 (“Juno”).

BACKGROUND

A.Editas has skills, expertise and proprietary technology regarding gene editing technology. Juno has skills, expertise and proprietary technology regarding T-cell immunotherapy technology.

B.Juno and Editas desire to enter a collaboration wherein Juno shall select certain gene targets and Editas shall apply its gene editing technology, with the goal of developing an engineered T-cell that would utilize or incorporate the results of such collaboration.

NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

ARTICLE 1

DEFINITIONS

As used herein, the following terms shall have the meanings set forth below:

1.1“Affiliate” means any corporation or other entity, whether de jure or de facto, which is directly or indirectly controlling, controlled by or under common control of a Party for so long as such control exists.  For the purposes of this Section, “control” means the direct or indirect ownership of more than fifty percent (50%) of the outstanding shares or other voting rights of the subject entity having the power to vote on or direct the affairs of the entity, or if not meeting the preceding, the maximum voting right that may be held by the particular Party under the laws of the country where such entity exists.

1.2“[**] Engineered T-Cell” means an Engineered T-Cell that has been genetically modified to [**].

1.3“[**] Engineered T-Cell Product” means any pharmaceutical product incorporating as an active ingredient the [**] Engineered T-Cell that is generated or developed under the Research Program and designated by Juno pursuant to Section 2.7(d) or any [**].

1.4“[**] Engineered T-Cell Research” means those elements of the Research Program related to the research and development of [**] Engineered T-Cells.

1.5“BLA” means a biologics license application, or similar application, submitted to the applicable Competent Authority in a jurisdiction in the Territory.

1.6“Business Day” means a day that is not a Saturday, Sunday or a day on which banking institutions in Seattle, Washington or Boston, Massachusetts are authorized by Law to remain closed.

1.7“CAR” means any chimeric antigen receptor that is designed to bind to any molecule(s) that is(are) on or in a pathogenic agent, or on a cell surface, within a cell, or directly associated with a cell (for example, any antigens(s) or ligand(s) displayed on a cell surface, within a cell or directly associated with a cell).

1.8“CAR-T Cell” means a T-lymphocyte that expresses one or more CARs on the surface of such cell.

1.9“Challenging Party” means any Person that brings, assumes or participates in or that knowingly, willfully or recklessly assists in bringing a Patent Challenge.

1.10“Change of Control” means, with respect to Juno, (a) a merger or consolidation of Juno with a third party which results in the voting securities of Juno outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a third party, together with its Affiliates, becomes the owner of fifty percent (50%) or more of the combined voting power of Juno’s outstanding securities other than through issuances by Juno of securities of Juno in a bona fide financing transaction or series of related bona fide financing transactions, or (c) the sale or other transfer to a third party of all or substantially all of Juno’s assets or all or substantially all of Juno’s business to which this Agreement relates.

1.11“[**] Engineered T-Cell” means an Engineered T-Cell that utilizes [**] Reagents generated for a [**] Engineered T-Cell Target.

1.12“[**] Engineered T-Cell Product” means any pharmaceutical product incorporating as an active ingredient a [**] Engineered T-Cell.

1.13“[**] Engineered T-Cell Research” means those elements of the Research Program related to the research and development of [**] Engineered T-Cells.

1.14“[**] Engineered T-Cell Target” has the meaning in Section 2.7(b).

1.15“Class” means each separate class of products within a program [**], where there is an initial class of products (i.e. a Licensed Product with certain Gene Target modifications and directed to certain Protein Targets) and whether a subsequent product is a new class of Licensed Products resulting in additional milestones under Section 6.4 shall be determined as follows: (a) any new Gene Target modification done under the Research Program is a new class of Licensed Product within the applicable program, and (b) if there is not a new Gene Target modification, but there is [**] that targets a Protein Target (and that Protein Target was not targeted in a previous class of Licensed Product within the same program [**] for which the milestones under Section 6.4 were paid), then (i) if the Licensed Product is to be approved for same indication as the prior Licensed Product, then such Licensed Product is not a new class and no new milestones accrue under Section 6.4, or (ii) if the Licensed Product will be approved for a new indication compared to the prior Licensed Product, then the Licensed Product is a new class of Licensed Product under the applicable program and additional milestones will accrue under Section 6.4.  For the avoidance of doubt, under the foregoing clause (b), any improvements or additions that are not the [**] would not result in a new class of Licensed Product (e.g. armored CARs).

1.16“Collaboration IP” means, collectively, the Collaboration Patent Rights and Collaboration Know-How.

1.17“Collaboration Know-How” means all ideas, Inventions, data, instructions, processes, formulas, expert opinions and information, including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical, safety, manufacturing and quality control data and information developed solely or jointly by or on behalf of Editas and/or Juno in the course of activities conducted pursuant to the Research Program.

1.18“Collaboration Patent Rights” means (a) all patent applications the subject of which is an Invention conceived or reduced to practice solely or jointly by or on behalf of Editas and/or Juno in the course of activities conducted pursuant to the Research Program, (b) any divisions, continuations, and continuations-in-part (but only to the extent the claims are directed to the subject matter specifically described in the parent applications), including U.S. and foreign, (c) all patents that issue as a result of any of the foregoing, and (d) all reissues, reexaminations, extensions or other governmental actions which extend any of the subject matter of the patents in (c) above, and any substitutions, confirmations, registrations or revalidations of any of the foregoing.

1.19“Commercial License" means a license set forth in a subsection of Section 4.2.

1.20“Commercially Reasonable Efforts” means, with respect to a Party, the efforts required in order to carry out a task in a diligent and sustained manner without undue interruption or delay, which level is at least commensurate with the level of effort that a similarly situated Third Party would devote to a product of similar market potential and having similar commercial and scientific advantages and disadvantages resulting from its own research efforts or to which it has rights, taking into account its safety and efficacy, regulatory status, the competitiveness of the marketplace, its proprietary position, pricing, reimbursement, launching strategy and other market-specific factors, and all other relevant factors.

1.21“Competent Authority(ies)” means, collectively, (a) the governmental entities in each country or supranational organization that is responsible for the regulation of any Licensed Product intended for use in the Exclusive Field (including the FDA and EMA), or (b) any other applicable regulatory or administrative agency in any country or supranational organization that is comparable to, or a counterpart of, the foregoing.

1.22“Competitive Product” means, with respect to a Licensed Product, an Engineered T-Cell that utilizes Genome Editing Technology with respect to the same [**] Engineered T-Cell Target, [**] Engineered T-Cell Target or Exclusive Protein Target, as applicable.

1.23“Confidential Information” has the meaning set forth in Section 9.1.

1.24“Control,” “Controls,” “Controlled” or “Controlling” means possession of the ability to grant the licenses or sublicenses as provided herein without violating the terms of any agreement or other arrangements with any Third Party.

1.25“Development” or “Develop” means pre-clinical and clinical drug development activities, including:  test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, development-stage manufacturing, quality assurance/quality control procedure development and performance with respect to clinical materials, statistical analysis and report writing and clinical studies, regulatory affairs, and all other pre-Registration activities.  When used as a verb, “Develop” means to engage in Development.

1.26“Duke” means Duke University, a nonprofit educational and research institution organized under the laws of North Carolina.

1.27“Duke Indemnitees” means Duke and its trustees, officers, employees, students, and agents.

1.28“Duke In-License” means that certain License Agreement between Duke and Editas effective as of October 10, 2014, as amended.

1.29“Editas Collaboration IP” means the Collaboration IP that is solely owned by Editas in accordance with Section 8.1.  The “Editas Collaboration Patents” means the Collaboration Patents that are solely owned by Editas in accordance with Section 8.1.

1.30“Editas IP” means, collectively, the Editas Patents and Editas Know-How.

1.31“Editas Know-How” means all Know-How which is Controlled by Editas or its Affiliates at any time (a) during the Research Program Term or (b) after the Research Program Term and during the Term, and in all cases that either (1) relates to the type(s) of Genome Editing Technology used (or intended to be used) in the conduct of the Research Program and is reasonably necessary to research, develop, make, use, sell, offer for sale or import a Licensed Product or (2) was otherwise used in the conduct of the Research Program and is reasonably necessary to research, develop, make, use, sell, offer for sale or import a Licensed Product.  The Collaboration Know-How shall not be Editas Know-How.  To the extent Editas Know-How is subject to a license from a Third Party, it shall be included within the definition of Editas Know-How only if (i) it is the subject of a Foundational In-License, (ii) it is the subject of an In-License and the provisions of Section 8.4 are satisfied or (iii) it is the subject of the Duke In-License and the provisions of Section 8.5 are satisfied.  Notwithstanding anything in this Agreement to the contrary, Editas Know-How shall not include any Know-How to the extent Controlled by any person or entity that acquires all or any part of Editas or an Affiliate of Editas, or any affiliates of such person or entity, in each case (A) which is Controlled by such person or entity immediately prior to the effective date of the acquisition or (B) which is Controlled by such person or entity on or after the effective date of acquisition but is not Controlled by Editas or an Affiliate of Editas (excluding for purposes of this provision, such person or entity and Affiliates of Editas that are such Affiliates by virtue of controlling, being controlled by or under common control with such person or entity) and was developed, invented or obtained without the direct or indirect use of any non-public Editas Know-How.

1.32“Editas Patents” means all Patent Rights which are owned or Controlled by Editas or its Affiliates at any time (a) during the Research Program Term (b) after the Research Program Term and during the Term, and in call cases to the extent they claim or cover the Editas Know-How.  The Collaboration Patent Rights shall not be Editas Patents.  To the extent an Editas Patent is the subject to a license from a Third Party, it shall be included within the definition of Editas Patents only if (i) it is the subject of a Foundational In-License, (ii) it is the subject of an In-License and the provisions of Section 8.4 are satisfied or (iii) it is the subject of the Duke In-License and the provisions of Section 8.5 are satisfied.  Notwithstanding anything in this Agreement to the contrary, Editas Patents shall not include any Patent Rights to the extent owned or Controlled by any person or entity that acquires all or any part of Editas or an Affiliate of Editas, or any affiliates of such person or entity, in each case (A) which is Controlled by such person or entity immediately prior to the effective date of the acquisition or (B) which is Controlled by such person or entity on or after the effective date of acquisition but is not Controlled by Editas or an Affiliate of Editas (excluding for purposes of this provision, such person or entity and Affiliates of Editas that are such Affiliates by virtue of controlling, being controlled by or under common control with such person or entity) and was developed, invented or obtained without the direct or indirect use of any non-public Editas Know-How.

1.33“Editas Solely Owned Patents” means the Editas Patents of which Editas is the sole owner.  The Editas Solely Owned Patents as of the Effective Date are set forth on Schedule 1.33.

1.34“EMA” means the European Medicines Agency of the European Union, or the successor thereto.

1.35“Engineered T-Cell” means a CAR T-Cell or TCR-T Cell.

1.36“Exclusive Field” means the diagnosis, treatment or prevention of any cancer in humans through the use of Engineered T-Cells, which shall exclude the diagnosis, treatment or prevention of medullary cystic kidney disease 1 regardless of whether such disease is characterized as a cancer.

1.37“Exclusive Protein Target” shall have the meaning set forth in Section 2.7(d).

1.38“FDA” means the Food and Drug Administration of the United States, or the successor thereto.

1.39“Foundational In-License” means the Harvard-Broad License or the MGH License, and “Foundational In-Licenses” means the Harvard-Broad License and the MGH License.

1.40“FTE” means a full-time individual dedicated to the Research Program, or in the case of less than a full-time, dedicated individual, a full-time, equivalent individual year, based upon a total of [**] hours per year of work in connection with the Research Program.

1.41“FTE Rate” means [**] dollars ($[**]) per year, subject to an annual increase to occur upon the [**] anniversary of the Effective Date and to reoccur on each subsequent anniversary for increases in the all-items consumer price index for all urban consumers (CPI-U) reported for the most recent twelve (12) month period ending prior to such anniversary.

1.42“Gene Target” means (a) a gene or series of genes, and (b) any variant, isoform or polymorphism of any such gene or series of genes.

1.43“Genome Editing Technology” means clustered regularly interspaced short palindromic repeats (CRISPR), zinc finger nuclease, transcription activator-like effector nucleases (TALEN) and any other homing endonuclease genome-editing technology.

1.44“Harvard-Broad License” means that certain License Agreement by and between The President and Fellows of Harvard College, The Broad Institute, Inc. and Editas effective as of October 29, 2014, as amended.

1.45“HHMI” means the Howard Hughes Medical Institute.

1.46“HHMI Indemnitees” means HHMI, and its trustees, officers, employees, and agents.

1.47“In-License” has the definition in Section 8.4.

1.48“In-License Agreement” means any of the Harvard-Broad License, MGH License, Duke In-License, or an agreement under the terms of which an In-License was granted.

1.49“In-License Counterparty” means the Person(s) that granted a license(s) under the terms of an In-License Agreement.

1.50 “In-Licensor” means the Person(s) that granted an In-License.

1.51“In-Licensor Indemnitees” means each In-Licensor and each of their current and former directors, governing board members, trustees, officers, faculty, affiliated investigators, medical and professional staff, employees, students, and agents and their respective successors, heirs and assigns.

1.52“Incorporated [**] Reagent” means a [**] Reagent that is used in connection with a [**] Engineered T-Cell Product or [**] Engineered T-Cell Product, as the case may be, for which Juno has filed an IND for the treatment or prevention of any cancer in humans  in the Exclusive Field.

1.53“IND” means an investigational new drug application filed with the FDA as more fully defined in 21 C.F.R. § 312.3, or an equivalent application (such as a clinical trial authorization) filed with the EMA.

1.54“IND Acceptance” means, with respect to a Licensed Product, the earliest of (a) acceptance by the FDA or the EMA of the filing of an IND for such Licensed Product, (b) the passage of any period of time determined by Law by the end of which the FDA or EMA is supposed to comment on such filing, extended if any such comments were made by the period of time necessary to address such comments to the reasonable satisfaction of the FDA or EMA, (c) the first date on which a Party may commence the first clinical trial of such Licensed Product in the U.S. or E.U., or (d) the first dose of such Licensed Product in a human clinical trial in the U.S. or E.U.

1.55“Institutions” means the President and Fellows of Harvard College, an educational and charitable corporation existing under the laws and the constitution of the Commonwealth of Massachusetts, and the Broad Institute, Inc., a non-profit Massachusetts corporation.

1.56“Institution Indemnitees” means each Institution and MIT and each of their current and former directors, governing board members, trustees, officers, faculty, affiliated investigators, medical and professional staff, employees, students, and agents and their respective successors, heirs and assigns.

1.57“Invention” means any new and useful process, article of manufacture, compound, composition of matter, formulation or apparatus, or any improvement thereof, discovery or finding, which is patentable.

1.58“IP” means intellectual property of any and all types, including patents, patent applications, copyrights, but excluding trademarks and trademark applications.

1.59“Joint Collaboration IP” means the Collaboration IP that is jointly owned by Editas and Juno in accordance with Section 8.1.  The “Joint Collaboration Patents” shall mean the Collaboration Patents that are jointly owned by Editas and Juno in accordance with Section 8.1.

1.60“JRC” or “Joint Research Committee” has the meaning set forth in Section 3.1.

1.61“Juno Collaboration IP” means the Collaboration IP that is solely owned by Juno in accordance with Section 8.1.  The “Juno Collaboration Patents” means the Collaboration Patents that are solely owned by Juno in accordance with Section 8.1.

1.62“Know-How” means any ideas, Inventions, data, instructions, processes, formulas, expert opinions and information, including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical, safety, manufacturing and quality control data or information.

1.63“Law” means all laws, statutes, rules, codes, regulations, orders, judgments or ordinances applicable to a Party, this Agreement or the activities contemplated hereunder.

1.64“Licensed Product” means, collectively, the [**] Engineered T-Cell Product, [**] Engineered T-Cell Product and [**] Engineered T-Cell Product.

1.65“Materials” means any tangible chemical or biological research materials that are provided or otherwise made available by one Party to the other Party under the terms of Section 2.8 for use in performance of the Research Program or exercising rights under the licenses granted hereunder.

1.66“MGH” means The General Hospital Corporation, d/b/a Massachusetts General Hospital.

1.67“MGH Indemnitees” means MGH and its Affiliates and their respective trustees, directors, officers, medical and professional staff, employees, and agents and their respective successors, heirs and assigns.

1.68“MGH License” means that certain Exclusive Patent License Agreement by and between MGH and Editas effective as of August 29, 2014, as amended.

1.69“[**] Engineered T-Cell” means an Engineered T-Cell that utilizes [**] Reagents generated for a [**] Engineered T-Cell Target.

1.70“[**] Engineered T-Cell Product” means any pharmaceutical product incorporating as an active ingredient a [**] Engineered T-Cell.

1.71“[**] Engineered T-Cell Research” means those elements of the Research Program related to the research and development of [**] Engineered T-Cells.

1.72“[**] Engineered T-Cell Target” has the meaning in Section 2.7(a).

1.73“MIT” means the Massachusetts Institute of Technology, a not-for-profit Massachusetts Corporation with a principal place of business at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139.

1.74“Net Sales” means the gross amount billed or invoiced by or on behalf of Juno, its Affiliates, Sublicensees and any Affiliates of such Sublicensees (in each case, the “Invoicing Entity”) or if not billed or invoiced the gross amount received by the Invoicing Entity, on sales, leases, uses or other transfers of Licensed Products, less the following to the extent applicable with respect to such sales, leases or other transfers and not previously deducted from the gross invoice price:  (a) customary trade, quantity or cash discounts to the extent actually allowed and taken; (b) amounts actually repaid or credited by reason of rejection, return or recall of any previously sold, leased or otherwise transferred Licensed Products; (c) rebates granted or given; (d) allowances for non-collectible receivables; (e) customer freight charges that are paid by or on behalf of the Invoicing Entity; and (f) to the extent [**], any sales, value added or similar taxes, custom duties or other similar governmental charges levied directly on the production, sale, transportation, delivery or use of a Licensed Product that are paid by or on behalf of the Invoicing Entity, but not including any tax levied with respect to income; provided that:

(a)in no event shall the aggregate amount of all deductions made pursuant to clauses (d) and (e) above in any calendar quarter exceed [**] percent ([**]%) of Net Sales in such calendar quarter;

(b)Net Sales shall not include (a) sales or other transfers of any Licensed Product used for clinical trials or other research, or (b) donations for charity or compassionate use for which an Invoicing Entity does not receive consideration;

(c)in any transfers of Licensed Products between an Invoicing Entity and an Affiliate or Sublicensee of such Invoicing Entity not for the purpose of resale by such Affiliate or Sublicensee, Net Sales shall be equal to the fair market value of the Licensed Products so transferred, assuming an arm’s length transaction made in the ordinary course of business;

(d)in the event that (i) an Invoicing Entity receives non-cash consideration for any Licensed Products, (ii) an Invoicing Entity sells Licensed Products in a transaction not at arm’s length with a non-Affiliate of an Invoicing Entity, or (iii) any Licensed Product is

sold by an Invoicing Entity at a discounted price that is [**], Net Sales shall be calculated based on the fair market value of such consideration or transaction, assuming an arm’s length transaction made in the ordinary course of business, provided that, if a Licensed Product is sold under circumstances in which the discounted price is the result of market forces and not a quid pro quo for value other than the monetary consideration charged in such sale of Licensed Product, such discounted price shall be deemed to be a customary price;

(e)with respect to any provision hereof requiring a calculation of fair market value, assuming an arm’s length transaction made in the ordinary course of business, Invoicing Entity may use the [**]; and

(f)sales of Licensed Products by an Invoicing Entity to its Affiliate or a Sublicensee for resale by such Affiliate or Sublicensee shall not be deemed Net Sales.  Instead, Net Sales shall be determined based on the gross amount billed or invoiced by such Affiliate or Sublicensee upon resale of such Licensed Products to any third party that is not an Affiliate or Sublicensee of the Invoicing Entity.

With respect to Licensed Products, if any, that are sold at a discount in “bundles” with other products or services (i.e., sold together in a single sales transaction with other products or services for which separate prices are charged in such transaction), if the amount invoiced for the applicable Licensed Products represents a discount greater than [**] then Net Sales for such “bundled” Licensed Product shall be determined using a sales price based [**], less applicable deductions as set forth above.

If a product is sold by Juno its Affiliate or Sublicensee as a pharmaceutical preparation incorporating two or more therapeutically active ingredients, and where at least one of the therapeutically active ingredients is a Licensed Product and at least one therapeutically active ingredient is not a Licensed Product (a “Combination Product”), then for purposes of calculating Juno’s payment obligations under Section 6.6, Net Sales shall be determined as follows:

(i)If one or more Licensed Products are sold as part of a Combination Product in a particular country, and all therapeutically active ingredients contained in the Combination Product are sold separately in such country, the Net Sales of such Combination Product, for the purposes of determining payments based on Net Sales, shall be determined by multiplying the Net Sales of the Combination Product in such country, during the applicable Net Sales reporting period, by the [**].

(ii)If one or more Licensed Products are sold as part of a Combination Product and are sold separately in such country, but the other therapeutically active ingredients included in the Combination Product are not sold separately in such country, the Net Sales of the Combination Product, for the purposes of determining payments based on Net Sales, shall be determined by multiplying the Net Sales of the Combination Product in such country by the [**].

(iii)If the Net Sales of the Licensed Product(s) when included in a Combination Product cannot be determined using the methods above, Net Sales for the purposes of determining payments based on Net Sales shall be [**].

1.75“Non-Exclusive Field” means all fields of use outside of the Exclusive Field, excluding the diagnosis, treatment or prevention of medullary cystic kidney disease 1.

1.76“Non-Exclusive Field Deal” shall have the meaning in Section 4.3(a).

1.77“Party” or “Parties” means, respectively, Editas or Juno individually, or Editas and Juno collectively.

1.78“Patent Challenge” means any direct or indirect dispute or challenge, or any knowing, willful, or reckless assistance in the dispute or challenge, of the validity, patentability, scope, priority, construction, non-infringement, inventorship, ownership or enforceability of any Editas Patents or any claim thereof, or opposition or assistance in the opposition of the grant of any letters patent within the Editas Patents, in any legal or administrative proceedings, including in a court of law, before the United States Patent and Trademark Office or other agency or tribunal in any jurisdiction, or in arbitration including, without limitation, by reexamination, inter partes review, opposition, interference, post-grant review, nullity proceeding, preissuance submission, third party submission, derivation proceeding or declaratory judgment action; provided, however, that the term Patent Challenge shall not include (i) Juno or its Affiliates being an essential party in any patent interference proceeding before the United States Patent and Trademark Office, which interference Juno or its Affiliates acts in good faith to try to settle, or (ii) Juno, due to its status as an exclusive licensee of patent rights other than the Editas Patents, being named by the licensor of such patent rights as a real party in interest in such an interference, so long as Juno either abstains from participation in, or acts in good faith to settle, the interference. For clarity, a Patent Challenge shall not include arguments made by Juno that (a) distinguish the inventions claimed in patents or patent applications owned or controlled by Juno (“Juno Patents”) from those claimed in the Editas Patents but (b) do not disparage the Editas Patents or raise any issue of Editas Patents’ compliance with or sufficiency under applicable patent laws, regulations or administrative rules, in each case (i) in the ordinary course of ex parte prosecution of the Juno Patents or (ii) in inter partes proceedings before the United States Patent and Trademark Office or other agency or tribunal in any jurisdiction (excluding interferences or derivation proceedings), or in arbitration, wherein the Juno Patents have been challenged.

1.79“Patent Rights” means patents, patent applications or provisional patent applications, utility models and utility model applications, petty patents, innovation patents, patents of addition, divisionals, continuations, continuation-in-part applications (only to the extent of claims that are entitled to the priority date of the parent application), continued prosecution applications, requests for continued examinations, reissues, renewals, reexaminations and extensions and supplementary protection certificates granted in relation thereto, in any country of the world.  For clarity, Patent Rights shall include any Patent Right that claims priority to or has common priority with such Patent Rights.

1.80“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.81“Phase II Trial” means a human clinical trial in any country that is intended to preliminarily evaluate the efficacy and safety of a Licensed Product for a particular indication or indications in patients with the disease or indication under study or would otherwise satisfy requirements of 21 CFR 312.21(b).

1.82“Protein Target” means (a) a protein, and (b) any variant, isoform or polymorphism of any such protein.

1.83“Registration” means the permits, licenses, authorizations, registrations and regulatory approvals (including BLAs) granted by the applicable Competent Authority necessary for the distribution, marketing, promotion, offer for sale, use, import, export or sale of a Licensed Product in a regulatory jurisdiction.

1.84“[**] Reagents” means, [**].

1.85“Research Plan” means the written research plan governing the joint effort of the Parties in conducting the Research Program, which may be amended from time to time by mutual agreement of the Parties or as described in Section 2.3.  The initial Research Plan is attached hereto as Exhibit A.

1.86“Research Program” means the collaborative program of research undertaken by the Parties pursuant to this Agreement.

1.87“Research Program Term” means the period commencing on the Effective Date and ending upon the date five (5) years after the Effective Date (the “Initial Research Program Term”) or such later date as is agreed by the Parties in accordance with Section 2.5.

1.88“Sublicensee” means, with respect to Juno, a Third Party to whom Juno (or its Affiliate or another of its Sublicensees) has granted a license or sublicense under any licensed Collaboration IP to develop, make and have made, use or commercialize a Licensed Product.

1.89“TCR” means a T cell receptor that is capable of binding to any antigen(s) (for example, any peptide), or any epitope thereof, in the context of one or more major histocompatibility complex (MHC) molecule(s).  TCR may include naturally-occurring T cell receptors and/or recombinant T cell receptors, such as affinity-altered T cell receptors.

1.90“TCR-T Cell” means a T-lymphocyte that expresses one or more TCRs on the surface of such cell.

1.91“Technology Transfer Plan” means the Technology Transfer Plan between the Parties attached hereto as Exhibit B.

1.92“Term” has the meaning set forth in Section 13.1.

1.93“Territory” means worldwide.

1.94“Third Party” means any Person other than Editas and Juno, and their respective Affiliates.

1.95“Valid Claim” means: (a) a claim of an issued and unexpired patent within the Editas Patents or Collaboration Patents, as applicable, that has not been (i) held permanently revoked, unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, (ii) disclaimed or rendered unenforceable through disclaimer or otherwise, or (iii) abandoned, or (b) a pending claim of a pending patent application within the Patent Rights, which claim has not been pending for more than [**] years from the first substantive office action with respect to the pending claim and has not been abandoned or finally rejected without the possibility of appeal or refiling or without such appeal having been taken or refiling having been made within the applicable time periods. Notwithstanding the foregoing, (i) the [**] year pendency period set forth in clause (b) above shall only apply if, after [**] years of prosecution on the merits of a given application, Juno notifies Editas in writing that it does not believe that Editas should continue to prosecute such application and Editas continues to do so at its discretion, and (ii) if the prosecution of a given application is interrupted and/or delayed (A) by a patent office or (B) due to a Patent Challenge or a patent office proceeding such as an interference, appeal or opposition, then in each case (A) and (B) the pendency of such Patent Challenge or proceeding(s) shall not be included in the [**] year time period set forth above.  The invalidity of a particular claim in one or more countries shall not invalidate such claim in any remaining countries.  For the avoidance of doubt, a pending claim of a patent application filed pursuant to the Patent Cooperation Treaty shall be considered pending in all designated jurisdictions.

ARTICLE 2

RESEARCH PROGRAM

2.1Goals.  The goals of the Research Program are to (a) research and develop [**] Engineered T-Cells, (b) research and develop [**] Engineered T-Cells, and (c) research and develop [**] Engineered T-Cells, in each case in accordance with the Research Plan.  This Agreement may be amended upon the mutual written agreement of the Parties to substitute a different goal of the Research Program for one of the three set forth in the immediately preceding sentence, in which case such amendment shall specify such modifications to this Agreement as the Parties may deem necessary or desirable, including the adoption of an appropriate amendment to the Research Plan.

2.2Conduct of the Research Program.

(a)General. Subject to the terms and conditions set forth herein, the Parties shall conduct the Research Program in accordance with the Research Plan, which shall be funded as set forth in Section 6.2. Each Party shall use Commercially Reasonable Efforts to perform its obligations under the Research Plan.

(b)Use of Third Parties. Either Party shall have the right to use the services of any Third Party to perform its obligations under the Research Plan to the extent that such Third Party is specifically approved in the Research Plan or otherwise approved by the JRC, provided that any permitted Third Party must have entered into a written agreement with such Party that includes terms and conditions (i) protecting and limiting use and disclosure of Confidential Information comparable to the requirements under this Agreement and (ii) requiring the Third Party and its personnel to assign to such Party all right, title and interest in and to any intellectual property (and intellectual property rights) created or conceived in connection with performance of subcontracted activities that if such activities had been performed by such Party, would be subject to a license granted by such Party to the other Party hereunder. Each Party shall remain at all times fully liable for its responsibilities under this Agreement.

(c)Compliance with Laws. Each Party shall conduct the Research Program in accordance with all applicable Laws. Each Party hereby certifies that it will not employ or otherwise use in any capacity in performing any activity hereunder the services of any Person known to it to be debarred under 21 USC §335a.

2.3Research Plan.  The Research Program shall be carried out in accordance with a mutually agreed upon Research Plan, which shall establish specific research objectives and the research tasks to be performed and resources to be provided by each Party.  The initial Research Plan, attached hereto as Exhibit A on the Effective Date, establishes: (a) the scope of the research activities which shall be performed by the Parties; (b) the research objectives and work plan activities with respect to the Research Program; and (c) the transfection/transduction criteria.  The Parties shall agree to a final Research Plan within [**] days after the Effective Date, which upon such agreement shall be attached hereto as a revised Exhibit A.  Except for amendments to the Research Plan made in accordance with ARTICLE 3, any modification or amendments to the Research Plan shall be subject to the mutual agreement of the Parties.  The Research Plan shall be reviewed on an ongoing basis by the Joint Research Committee, which shall recommend to the Parties such amendments to the Research Plan as deemed necessary or desirable by the Joint Research Committee from time to time.

2.4Research Program Staffing.  During the Research Program and subject to Juno’s funding such FTEs pursuant to Section 6.2, Editas shall devote the number of FTEs to the conduct of the Research Program as is specified in the Research Plan; provided, however, that from and after the [**] anniversary of the Effective Date, such number shall be subject to increase or decrease as may be recommended by the Joint Research Committee from time to time, but no more frequently than [**], and agreed by the Parties.  Unless otherwise agreed by Editas in writing, any increase or decrease in the number of FTEs Editas shall devote to the conduct of the Research Program shall be effective no earlier than the first day of the [**]calendar month commencing after the date such increase or decrease shall have been agreed by the Parties.

2.5Extension of Research Program Term.  The Initial Research Program Term may be extended for up to two (2) additional one (1) year periods (seven (7) years total).  Each such one (1) year extension shall be requested by Juno in writing no later than (a) with respect to the first extension, [**] months prior to the expiration date of the Initial Research Program Term, and (b) with respect to the second extension, [**] months prior to the expiration of the first extension.  No later than [**] days after Juno’s request, Editas shall agree or refuse such extension request by written notice to Juno.  If Editas agrees to such extension request, Juno shall pay the extension fee described in Section 6.3 no later than the expiration of the then current Research Program Term.  If Editas refuses such extension request, the Research Program Term shall not be extended.

2.6Records; Inspection.

(a)Records. Each of Editas and Juno shall maintain records of the Research Program (or cause such records to be maintained) in sufficient detail and in good scientific manner as shall properly reflect all work done and results achieved by such Party in the performance of the Research Program (the “Records”), including all data in the form required under any applicable governmental regulations. Each Party shall maintain its Records during the Research Program Term and for a period of [**] years thereafter. During the Research Program Term and for a period of [**] years thereafter, a Party shall, upon written request by the other Party, which shall not be unreasonably made: (1) make all Records of such Party available for inspection and review by such other Party during normal business hours upon reasonable advance notice; and (2) provide copies of the relevant portions of the Records of such Party as may reasonably be requested by such other Party for purposes of review by a patent attorney of such other Party for the sole purpose of Prosecuting and Maintaining such other Party’s Patent Rights or compliance by such other Party with applicable laws, rules or regulations. Any time after the completion of the Research Program Term, a Party may in its sole discretion transfer a copy of the Records of such Party kept pursuant to this Section 2.6(a) to the other Party rather than continuing to maintain such Records itself. Each Party’s Records shall at all times during and after the Research Program Term remain such Party’s Confidential Information.

(b)Reports and Information Exchange. Between [**] and [**] Business Days prior to each scheduled JRC meeting, each Party shall provide to the JRC a written report on the progress of the Research Program, summarizing the work performed by such Party under the Research Program and evaluating the work performed in relation to the goals of the Research Program. Each Party shall provide the JRC with such other information required under the Research Program, or reasonably requested by the other Party at least [**] Business Days prior to a scheduled JRC meeting and reasonably available to such Party, relating to the progress toward the goals or performance by such Party of the Research Program. During periods between meetings of the JRC during the Research Program Term, each of Juno and Editas shall use Commercially Reasonable Efforts to disclose to the other Party through their respective Project Leaders (as defined below) any important result achieved in the Research Program promptly after its importance is appreciated.

2.7Targets of the Research Program.

(a)[**] Targets. An aggregate of [**] Gene Targets (the “[**] Maximum Number”) may be the subject of the [**] Engineered T-Cell Research during the Research Program Term (the “[**] Engineered T-Cell Targets”). A [**] Engineered T-Cell Target is a Gene Target that acts to [**]. As of the Effective Date, the Parties have agreed on an initial, partial list of the [**] Engineered T-Cell Targets, which is attached hereto as Schedule 2.7(a). During the period beginning on the Effective Date and ending on the [**] anniversary of the Effective Date (the “Gene Selection Period”), Juno shall have the right to include as [**] Engineered T-Cell Targets up to that number of additional Gene Targets as equals the [**] Maximum Number minus the number of Gene Targets set forth on Schedule 2.7(a) as of the Effective Date. During the Gene Selection Period, Juno shall notify Editas if it wishes to include additional Gene Targets as [**] Engineered T-Cell Targets. Such notice shall identify with specificity the Gene Target(s) that Juno wishes to add, so that Editas may distinguish it(them) from other Gene Targets. Juno shall only designate additional Gene Targets under this Section 2.7(a) that Juno [**]. Any Gene Target that Juno designates during the Gene Selection

Period that meets the foregoing criteria shall be a [**] Engineered T-Cell Target under this Agreement upon Juno providing such notice (subject to the (the [**] Maximum Number of Gene Targets limit set forth herein), and Schedule 2.7(a) shall be updated to reflect such additional Gene Targets. Commencing on the date that is [**] years after the commencement of the Research Program Term, if within [**] days after receipt of such a notice from Juno, Editas notifies Juno that any Gene Target that Juno has designated under this Section 2.7(a) is the subject of a Non-Exclusive Field Deal in existence as of the date of notice from Juno, then Editas shall not be granting to Juno under Section 4.2(a) the non-exclusive license in the Non-Exclusive Field with respect to [**] Engineered T-Cell Products that utilize [**] Reagents for such Gene Target. Once an aggregate of the [**] Maximum Number of Gene Targets have been designated [**] Engineered T-Cell Targets at any point during the Research Program Term, Juno may not designate additional Gene Targets under this Section 2.7(a) unless it first removes a [**] Engineered T-Cell Target from Schedule 2.7(a) by providing written notice to Editas. If by the end of the Research Program Term Juno has not elected to develop any [**] Reagents under the Research Program with respect to a [**] Engineered T-Cell Target, then such [**] Engineered T-Cell Target shall no longer be a [**] Engineered T-Cell Target and shall be removed from Schedule 2.7(a). Prior to the end of the Research Program Term, Juno shall designate by written notice to Editas up to [**] Engineered T-Cell Targets for which [**] Reagents were developed under the Research Program (the “Final [**] Engineered T-Cell Targets”).

(b)[**] Targets. An aggregate of [**] Gene Targets (the “[**] Maximum Number”) may be the subject of the [**] Engineered T-Cell Research during the Research Program Term (the “[**] Engineered T-Cell Targets”). A [**] Engineered T-Cell Target is a Gene Target [**]. As of the Effective Date, the Parties have agreed on an initial, partial list of the [**] Engineered T-Cell Targets, which is attached hereto as Schedule 2.7(b). During the Gene Selection Period, Juno shall have the right to include as [**] Engineered T-Cell Targets up to that number of additional Gene Targets as equals the [**] Maximum Number minus the number of Gene Targets set forth on Schedule 2.7(b) as of the Effective Date. During the Gene Selection Period, Juno shall notify Editas if it wishes to include additional Gene Targets as [**] Engineered T-Cell Targets. Such notice shall identify with specificity the Gene Target(s) that Juno wishes to add, so that Editas may distinguish it(them) from other Gene Targets. Juno shall only designate additional Gene Targets under this Section 2.7(b) that Juno [**]. Any Gene Target that Juno designates during the Gene Selection Period that meets the foregoing criteria shall be a [**] Engineered T-Cell Target under this Agreement upon Juno providing such notice (subject to the (the [**] Maximum Number of Gene Targets limit set forth herein), and Schedule 2.7(b) shall be updated to reflect such additional Gene Targets. Commencing on the date that is [**] years after the commencement of the Research Program Term, if within [**] days after receipt of such a notice from Juno, Editas notifies Juno that any Gene Target that Juno has designated under this Section 2.7(b) is the subject of a Non-Exclusive Field Deal in existence as of the date of notice from Juno, then Editas shall not be granting to Juno under Section 4.2(c) the non-exclusive license in the Non-Exclusive Field with respect to [**] Engineered T-Cell Products that utilize [**] Reagents for such Gene Target. Once an aggregate of the [**] Maximum Number Gene Targets have been designated [**] Engineered T-Cell Targets at any point during the Research Program Term, Juno may not designate additional Gene Targets under this Section 2.7(b) unless it first removes a [**] Engineered T-Cell Target from Schedule 2.7(b) by providing written notice to Editas. If by the end of the Research Program Term Juno has not elected to develop any [**] Reagents under the Research Program with respect to a [**]

Engineered T-Cell Target, then such [**] Engineered T-Cell Target shall no longer be a [**] Engineered T-Cell Target and shall be removed from Schedule 2.7(b). Prior to the end of the Research Program Term, Juno shall designate by written notice to Editas up to [**] Engineered T-Cell Targets for which [**] Reagents were developed under the Research Program (the “Final [**] Engineered T-Cell Targets”).

(c)Additional [**] or [**] Targets. Notwithstanding anything in the foregoing Sections 2.7(a) or 2.7(b) to the contrary, if on or after the [**] anniversary of the Effective Date the Parties agree that the [**] Engineered T-Cell Research or [**] Engineered T-Cell Research, as the case may be, is not progressing as desired on account of a lack of qualified Gene Targets that could be pursued, the Parties may agree by mutual written consent to enter into a program of screening to identify such additional Gene Targets and, in such case, the Parties shall amend accordingly the Research Plan and the provisions of Sections 2.7(a) or 2.7(b), as the case may be.

(d)[**] Gene Targets. An aggregate of [**] Gene Targets (the “[**] Maximum Number”) may be the subject of the [**] Engineered T-Cell Research during the Research Program Term (the “[**] Engineered T-Cell Targets”). All Gene Targets on which the Parties have agreed to conduct [**] Engineered T-Cell Research will be set forth on Schedule 2.7(d). During the period beginning on the Effective Date and ending [**] months after the Effective Date (the “[**] Target Selection Period”), Juno shall have the right to include as [**] Engineered T-Cell Targets up to that number of additional Gene Targets as equals the [**] Maximum Number minus the number of Gene Targets set forth on Schedule 2.7(d) as of the Effective Date. During the [**] Target Selection Period, Juno shall notify Editas if it wishes to include additional Gene Targets as [**] Engineered T-Cell Targets. Such notice shall identify with specificity the Gene Target(s) that Juno wishes to add, so that Editas may distinguish it(them) from other Gene Targets. Juno shall only designate additional Gene Targets under this Section 2.7(b) that Juno [**]. Any Gene Target that Juno designates during the [**] Target Selection Period that meets the foregoing criteria shall be an [**] Engineered T-Cell Target under this Agreement upon Juno providing such notice (subject to the [**] Maximum Number of Gene Targets limit set forth herein), and Schedule 2.7(b) shall be updated to reflect such additional Gene Targets. Once an aggregate of the [**] Maximum Number of Gene Targets have been designated [**] Engineered T-Cell Targets at any point during the Research Program Term, Juno may not designate additional Gene Targets under this Section 2.7(b) unless it first removes an [**] Engineered T-Cell Target from Schedule 2.7(b) by providing written notice to Editas. The goal of the Research Program with respect to the [**] Engineered T-Cell Development shall be to identify no more than [**] Engineered T-Cell Targets for further research and Development by the end of the [**] Target Selection Period. If the parties reach agreement on such [**] or fewer [**] Engineered T-Cell Targets by the end of the [**] Target Selection Period, then all other Gene Targets shall no longer be [**] Engineered T-Cell Targets and shall be removed from Schedule 2.7(b). If the parties do not reach agreement on such [**] or fewer [**] Engineered T-Cell Targets by the end of the [**] Target Selection Period, then Editas shall provide written notice to Juno of such failure and of Juno’s right to designate such [**] or fewer [**] Engineered T-Cell Targets in accordance with this Section 2.7(d). Juno shall designate such [**] or fewer [**] Engineered T-Cell Targets by [**] days after the date such notice is given. If the parties do not reach agreement on such [**] or fewer [**] Engineered T-Cell Targets, Editas provides such notice and Juno fails to designate such [**] or fewer [**]

Engineered T-Cell Targets as provided in this Section 2.7(d), then Editas shall provide an additional written notice to Juno regarding the designation of the [**] Engineered T-Cell Targets (the “Reminder Notice”). If Juno fails to designate such [**] or fewer [**] Engineered T-Cell Targets within [**] days after the date the Reminder Notice is given, then the [**] Engineered T-Cell Research shall be deemed terminated. Unless the [**] Engineered T-Cell Research shall have been deemed terminated, during the period commencing on the end of the [**] Target Selection Period and terminating [**] months thereafter, Juno shall have the right to add or replace [**] Engineered T-Cell Targets (provided that any additions shall not increase the total number of [**] Engineered T-Cell Targets to more than [**] over the maximum number of [**] Engineered T-Cell Targets on which the parties have agreed or which Juno has designated, as applicable, at the end of the [**] Target Section Period as provided in this Section 2.7(d), but in no event more than [**] total) by providing written notice to Editas. Prior to the end of the Research Program Term, Juno shall designate by written notice to Editas the [**] Engineered T-Cell generated or developed under the Research Program, if any, and such notice shall contain such information as may be reasonably necessary to define with specificity such [**] Engineered T-Cell, including the number and identification of [**] Engineered T-Cell Targets modulated in such [**] Engineered T-Cell for which [**] Reagents were developed under the Research Program (the “Final [**] Engineered T-Cell Targets”).

(e)[**] Protein Targets. During the Research Program, any Protein Target may be the subject of the [**] Engineered T-Cell Research. Prior to the expiration of the Research Program Term, Juno shall designate up to [**] Protein Targets as Exclusive Protein Targets. Juno’s notice of such designation shall identify with specificity the Protein Target(s) that Juno is designating as Exclusive Protein Targets, so that Editas may distinguish it(them) from other Protein Targets. Juno shall only designate Protein Targets under this Section 2.7(e) that Juno [**].

2.8Technology Transfer.

(a)To Facilitate the Research Program. In order to facilitate the Research Program, each Party shall, as set forth in the Research Plan, provide to the other Party certain Materials and Know-How Controlled by the supplying Party for use by the other Party in furtherance of the Research Program. All Materials transferred pursuant to the Research Program shall be used (i) only for the specific purpose provided for in the Research Plan or within the scope of the licenses granted hereunder, and (ii) solely under the control of the receiving Party or, in the case of Juno in the exercise of its license, optionally to its Sublicensee. The Materials may not be used or delivered to or for the benefit of any Third Party (other than a Juno Sublicensee, in the case of Juno in the exercise of its license) without the prior written consent of the supplying Party, and shall not be used in research or testing involving human subjects, except as expressly contemplated in the Research Plan or within the scope of the commercial license under this Agreement. All Materials shall be returned to the supplying Party or destroyed (at the election of the supplying Party) promptly after completion of the use permitted under this Agreement.

(b)To Facilitate Juno’s Continued Licenses. During the Research Program Term, Editas and Juno will prepare a technology transfer plan that shall be attached hereto as Exhibit B (the “Technology Transfer Plan”) that will provide for the transfer by Editas to Juno of such reasonable quantities of Materials and information within Collaboration Know-How and Editas Know-How used in the performance of the Research Program that are Controlled by Editas as may reasonably be required for Juno to manufacture the Engineered T-Cells to which Juno has received a license hereunder. At any time during the Research Program Term and for the [**] months following the expiration of the Research Program Term, Editas and Juno shall implement the Technology Transfer Plan as contemplated by this Section 2.9(b) upon Juno’s request.

(c)No Warranty. MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHT OF ANY THIRD PARTY.

ARTICLE 3

GOVERNANCE

3.1Project Leaders.  Within [**] Business Days after the Effective Date, each Party will appoint (and provide written notice to the other Party of the identity of) a senior representative having a general understanding of biopharmaceutical discovery and development issues to act as its project leader under this Agreement (each, a “Project Leader”).  The Project Leaders will serve as the contact point between the Parties with respect to the Research Program, and will be primarily responsible for: (a) facilitating the flow of information and otherwise promoting communication, coordination of the day-to-day work and collaboration between the Parties; (b) providing single point communication for seeking consensus internally within the respective Party’s organization; and (c) raising cross-Party or cross-functional disputes in a timely manner.  The Project Leaders shall conduct regular telephone conferences as deemed necessary or appropriate, to exchange informal information regarding the progress of the Research Program.  Each Party may change its designated Project Leader from time to time upon prior written notice to the other Party.  Each Project Leader may designate a substitute to temporarily perform the functions of that Project Leader by prior written notice to the other Party.

3.2Joint Research Committee.  Promptly after the Effective Date, Juno and Editas shall establish a joint research committee (the “Joint Research Committee” or “JRC”) to oversee, review and recommend direction of the Research Program.  The responsibilities of the Joint Research Committee shall include, among other things monitoring and reporting research progress and ensuring open and frequent exchange between the Parties regarding Research Program activities.  The JRC shall be disbanded upon expiration of the Research Program Term.

3.3Membership.  The JRC shall comprise [**] representatives of Juno named by Juno and [**] representatives of Editas named by Editas.  A Party’s representatives on the JRC shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with, the Research Program.  Promptly after the Effective Date, each Party shall designate by notice to the other Party its initial representatives on the JRC.  Each Party may each replace one or more of its JRC representatives at any time, in its sole discretion, upon notice to the other Party.  From time to time, the JRC may establish subcommittees, to oversee particular projects or activities, and such subcommittees shall be constituted as the JRC agrees.

3.4Meetings.  During the Research Program Term, the JRC shall meet at least [**].  Additional meetings of the JRC may be held upon the mutual agreement of the Parties.  The first meeting of the JRC shall occur within [**] days after the Effective Date.  Meetings of the JRC shall be effective only if at least [**] representatives of each Party are present or participating.  The time and location of each meeting shall be as agreed by the Parties, and meetings may be held in person, alternating locations between the Parties or at such other locations as the Parties agree, or by telephone or video conference; provided, however, that at least [**] of the JRC shall be held in person each year.  With the consent of the Parties, other representatives of Editas or Juno may attend JRC meetings as nonvoting observers.  Each Party shall be responsible for all of its own costs and expenses associated with preparing for and attending meetings of the JRC.  The JRC shall be co-chaired by a representative from each Party.  The chairpersons shall set the agendas for the JRC meetings in advance.

3.5Minutes.  The JRC shall keep accurate minutes of its deliberations which shall record all proposed decisions and all actions recommended or taken.  The Parties will rotate the responsibility for taking, preparing and issuing minutes for each JRC meeting, which shall be sent to all members of the JRC within [**] Business Days after each meeting.  All records of the JRC shall at all times be available to both Editas and Juno.

3.6Decision Making.

(a)General. Decisions of the JRC shall be made by unanimous vote, with each Party having one vote. If the votes required to approve a decision cannot be reached within the JRC, then the Parties shall refer the matter, within [**] Business Days after the matter was first considered by the JRC, to their respective Chief Executive Officers (“CEOs”) for discussion and attempted resolution in good faith. Such resolution, if any, of a referred matter by the CEOs shall be final and binding upon the Parties and shall be considered a decision of the JRC for purposes of this Agreement. If [**] Business Days after the matter was first submitted to the CEOs, the CEOs are unable to reach consensus, then (i) Juno shall have the deciding vote on any matter related to research determinations regarding the development of a [**] Engineered T-Cell Product, a [**] Engineered T-Cell Product or an [**] Engineered T-Cell Product, in each case within the scope of the Research Program, provided that if Juno’s decision would require Editas to incur any additional costs and/or expenses in connection with the Research Program, then [**], and (ii) Editas shall have the deciding vote on any matter solely related to research determinations regarding the development of the Editas Know-How or Editas Patents or the use of the Genome Editing Technology (provided, however, that Editas shall exercise its vote regarding the use of Genome Editing Technology in good faith and in a manner consistent with the objectives of the Research Program and the terms of this Agreement), provided that such decision may not require Juno to fund any additional costs and expenses without Juno’s prior written consent. Notwithstanding the foregoing, [**] shall have the right, without the need to escalate a matter through the foregoing process, to amend the Research Plan to add additional development under the Research Program provided that (A) such development is still within the scope of the Research Program (i.e. the development involves generating an Engineered T-Cell for a [**] Engineered T-Cell Target or [**] Engineered T-Cell Target, or generating an [**]

Engineered T-Cell, in each case for use in the Exclusive Field), (B) [**] has provided the JRC a description of the scope of the new development, (C) such development does not involve the use of [**] (except as agreed by [**] in writing in its sole discretion), (D) [**] is responsible for funding the costs and expenses for such additional development, (E) such additional development does not increase the number of Gene Targets under research in any of the [**] Engineered T-Cell Research, [**] Engineered T-Cell Research or [**] Engineered T-Cell Research beyond those already identified as Gene Targets for such respective programs, and (F) [**] does not have a good faith safety concern regarding the applicable additional development.

(b)Exceptions. Notwithstanding Section 3.6(a), a Party shall not have the right to exercise a deciding vote (i) in a manner that excuses such Party from any of its obligations specifically enumerated under this Agreement; (ii) in a manner that negates any consent rights or other rights specifically allocated to the other Party under this Agreement; (iii) in a manner that would require the other Party to perform activities that the other Party has not agreed to perform as set forth in this Agreement or the Research Plan, or as otherwise agreed in writing by the other Party; (iv) if such Party is Juno, in a manner that would increase or decrease the total number of FTEs to be devoted by Editas to the Research Project as set forth in the Research Plan, as modified in accordance with Section 2.4; (v) in a manner that would require a Party to perform any act that it reasonably believes to be inconsistent with any Law or any approval, order, policy, guidelines of a Competent Authority or ethical requirements or ethical guidelines; (vi) to allocate intellectual property rights; or (vii) to determine that such Party has fulfilled any obligation under this Agreement or that the other Party has breached any obligation under this Agreement. In the event that any matter set forth in the preceding clauses (i) through (vi) is unresolved through the JRC and subsequently such dispute cannot be resolved by the CEOs in accordance with Section 3.6(a), then (A) for all such matters set forth in the preceding clauses (iii) and (iv), there shall be no change in the Research Plan or associated budget unless the Parties otherwise mutually agree in writing, and (B) for all such matters set forth in the preceding clauses (i), (ii), (v) and (vi), either Party may require the specific issue to be referred to binding arbitration pursuant to Section 14.2. The Parties agree to share equally the cost of the proceedings, including fees of the panel members; provided, that each Party shall bear its own attorneys’ fees and associated costs and expenses.

3.7Limitations on JRC Authority.  The JRC shall have only the powers assigned expressly to it in this ARTICLE III and elsewhere in this Agreement, and shall not have any power to amend, modify or waive compliance with this Agreement.  Each Party shall retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers or discretion shall be delegated or vested in the JRC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing.

ARTICLE 4

LICENSES

4.1Research License to Editas.  Subject to the terms and conditions of this Agreement, Juno hereby grants to Editas, and Editas hereby accepts, during the Research Program Term, a non-exclusive, worldwide, royalty-free, non-sublicensable license under the Juno IP and Juno Collaboration IP, solely to conduct activities assigned to Editas under the Research Plan.  Notwithstanding the foregoing to the contrary, the license granted in this Section 4.1 does not include any right under the Juno IP and Juno Collaboration IP to create Engineered T-Cells that are not specified in the Research Plan.

4.2Licenses to Juno.

(a)Research License. Subject to the terms and conditions of this Agreement, Editas hereby grants to Juno, and Juno hereby accepts, during the Research Program Term, a non-exclusive, worldwide, royalty-free, non-sublicensable license under the Editas IP and Editas Collaboration IP, solely to (i) conduct activities assigned to Juno under the Research Plan, (ii) conduct activities assigned to Editas under the Research Plan that Editas fails or refuses to conduct in a timely manner, (iii) use [**] Reagents to research, evaluate and conduct preclinical testing and Development of [**] Engineered T-Cells, [**] Engineered T-Cells and [**] Engineered T-Cells in the Field in the Territory, and (iv) evaluate the data developed in the conduct of activities under the Research Plan during the Research Program Term. Notwithstanding the foregoing to the contrary, the license granted in this Section 4.2(a) does not include any right under the Editas IP and Editas Collaboration IP to use Genome Editing Technology, except insofar as such use is specified in the Research Plan or agreed by Editas in writing in its sole discretion with specific reference to this Section 4.2(a).

(b)[**] Engineered T-Cell Product License to Juno. Subject to the terms and conditions of this Agreement, Editas hereby grants to Juno, and Juno hereby accepts an exclusive (even as to Editas), milestone and royalty-bearing license, including the right to grant sublicenses in accordance with Section 4.5, under the Editas IP, Editas Collaboration IP and Editas’ interest in and to the Joint Collaboration IP to research (subject to Editas’ retained rights to conduct research), Develop, make and have made, use, offer for sale, sell, import and export [**] Engineered T-Cell Products in the Exclusive Field in the Territory. Subject to the terms and conditions of this Agreement, Editas hereby grants to Juno, and Juno hereby accepts a non-exclusive, milestone and royalty-bearing license, including the right to grant sublicenses in accordance with Section 4.5 in connection with the grant of a sublicense under the exclusive license granted to Juno in accordance with this Section 4.2(b), under the Editas IP, Editas Collaboration IP and Editas’ interest in and to the Joint Collaboration IP to use the Incorporated [**] Reagents associated with a [**] Engineered T-Cell Product to research, Develop, make and have made, use, offer for sale, sell, import and export a [**] Engineered T-Cell Product in the Non-Exclusive Field in the Territory. Notwithstanding the foregoing to the contrary, Juno will not (i) conduct research or Development of [**] Engineered T-Cells that would fall outside the scope of the license granted in Section 4.2(a) unless and until Juno has designated the applicable [**] Engineered T-Cell Target as a Final [**] Engineered T-Cell Target or (ii) progress a [**] Engineered T-Cell Product to an IND filing unless and until Juno has designated the applicable [**] Engineered Target as a Final [**] Engineered T-Cell Target. Further notwithstanding the foregoing to the contrary, the licenses granted in this Section 4.2(b) do not include any right under the Editas IP, Editas Collaboration IP or Editas’ interest in and to the Joint Collaboration IP to use Genome Editing Technology to make modifications or improvements to [**] Reagents used with the [**] Engineered T-Cells or [**] Engineered T-Cell Products, provided that such licenses will include rights to the [**] Engineered T-Cell Products that incorporate subsequent modifications and improvements that would otherwise fall within the scope of the relevant license granted in this Section 4.2(b) provided such subsequent modifications and improvements are not generated using the Genome Editing Technology.

(c)[**] Engineered T-Cell Product License to Juno. Subject to the terms and conditions of this Agreement, Editas hereby grants to Juno, and Juno hereby accepts an exclusive (even as to Editas), milestone and royalty-bearing license, including the right to grant sublicenses in accordance with Section 4.5, under the Editas IP, Editas Collaboration IP and Editas’ interest in and to the Joint Collaboration IP to research (subject to Editas’ retained rights to conduct research), Develop, make and have made, use, offer for sale, sell, import and export [**] Engineered T-Cell Products in the Exclusive Field in the Territory. Subject to the terms and conditions of this Agreement, Editas hereby grants to Juno, and Juno hereby accepts a non-exclusive, milestone and royalty-bearing license, including the right to grant sublicenses in accordance with Section 4.5 in connection with the grant of a sublicense under the exclusive license granted to Juno in accordance with this Section 4.2(c), under the Editas IP, Editas Collaboration IP and Editas’ interest in and to the Joint Collaboration IP to use the Incorporated [**] Reagents associated with a [**] Engineered T-Cell Product to research, Develop, make and have made, use, offer for sale, sell, import and export a [**] Engineered T-Cell Product in the Non-Exclusive Field in the Territory. Notwithstanding the foregoing to the contrary, Juno will not (i) conduct research or Development of [**] Engineered T-Cells that would fall outside the scope of the license granted in Section 4.2(a) unless and until Juno has designated the applicable [**] Engineered T-Cell Target as a Final [**] Engineered T-Cell Target or (ii) progress a [**] Engineered T-Cell Product to an IND filing unless and until Juno has designated the applicable [**] Engineered Target as a Final [**] Engineered T-Cell Target. Further notwithstanding the foregoing to the contrary, the licenses granted in this Section 4.2(c) do not include any right under the Editas IP, Editas Collaboration IP or Editas’ interest in and to the Joint Collaboration IP to use Genome Editing Technology to make modifications or improvements to [**] Reagents used with the [**] Engineered T-Cells or [**] Engineered T-Cell Products, provided that such licenses will include rights to the [**] Engineered T-Cell Products that incorporate subsequent modifications and improvements that would otherwise fall within the scope of the relevant license granted in this Section 4.2(c) provided such subsequent modifications and improvements are not generated using the Genome Editing Technology.

(d)[**] Engineered T-Cell Product License to Juno. Subject to the terms and conditions of this Agreement, Editas hereby grants to Juno, and Juno hereby accepts, a milestone- and royalty-bearing license, including the right to grant sublicenses in accordance with Section 4.5, under the Editas IP, Editas Collaboration IP and Editas’ interest in and to the Joint Collaboration IP to use the [**] Reagents associated with the [**] Engineered T-Cell Product to research, Develop, make and have made, use, offer for sale, sell, import or export [**] Engineered T-Cell Products in the Exclusive Field and in the Territory. The foregoing license shall be exclusive (even as to Editas but subject to Editas’ retained rights to conduct research) with respect to [**] Engineered T-Cell Products that contain an extracellular binding domain targeting an Exclusive Protein Target and non-exclusive with respect to any other [**] Engineered T-Cell Products. Notwithstanding the foregoing to the contrary, Juno will not (i) conduct research or Development of [**] Engineered T-Cells that would fall outside the scope of the license granted in Section 4.2(a) unless and until Juno has designated the applicable [**] Engineered T-Cell Product pursuant to Section 2.7(d) or (ii) progress an [**] Engineered T-Cell Product to an IND filing unless and until Juno has designated the applicable [**] Engineered T-Cell Product pursuant to Section 2.7(d). Further notwithstanding the foregoing to the contrary, the licenses granted in this Section 4.2(d), do not include any right under the Editas IP, Editas Collaboration IP or Editas’ interest in and to the Joint Collaboration IP to use Genome Editing

Technology to make modifications or improvements to [**] Reagents used with the [**] Engineered T-Cells or [**] Engineered T-Cell Products, provided that such licenses will include rights to the [**] Engineered T-Cell Products that incorporate subsequent modifications and improvements that would otherwise fall within the scope of the relevant license granted in this Section 4.2(d) provided such subsequent modifications and improvements are not generated using the Genome Editing Technology.

4.3Exclusivity.

(a)Genome Editing - Editas. During the Research Program Term, except to the extent required for Editas to fulfill its obligations under this Agreement, Editas shall not conduct or participate in, and shall not license, fund or otherwise actively enable any Third Party to conduct or participate in, any research, Development or commercialization activities involving the use of any Genome Editing Technology with respect to Engineered T-Cells for use in the Exclusive Field. During the Research Program Term, if Editas desires to enter into a collaboration, license or other relationship with a Third Party to utilize Genome Editing Technology with respect to Engineered T-Cells in the Non-Exclusive Field (a “Non-Exclusive Field Deal”), then Editas shall give Juno written notice in advance of entering into a Non-Exclusive Field Deal and shall provide Juno with a reasonable opportunity to discuss a collaboration, license or other relationship comparable to such Non-Exclusive Field Deal.

(b)Genome Editing – Juno.

(1) During the [**], except to the extent required for Juno to fulfill its obligations under this Agreement or exercise its rights under Section 4.2(a) of this Agreement, Juno shall not [**]. The foregoing shall not apply in the following circumstances: [**].

(2)During the Research Program Term after the [**], except to the extent required for Juno to fulfill its obligations or exercise its rights under this Agreement, Juno shall not [**].

(3) Notwithstanding subsections (1) and (2) above, Juno will not be restricted from [**].

(c)Gene Targets. During the Term, except to the extent required for Editas to fulfill its obligations under this Agreement, Editas shall not conduct or participate in, and shall not license, fund or otherwise actively enable any Third Party to conduct or participate in, any research, Development or commercialization activities utilizing Genome Editing Technology with respect to the Final [**] Engineered T-Cell Targets or the Final [**] Engineered T-Cell Targets in the Exclusive Field. Notwithstanding the foregoing, Editas shall not be restricted from providing [**] Reagents to its Third Party collaborators and licensees for uses outside the Exclusive Field, provided that Editas shall include a restriction in any agreement with such a collaborator or licensee prohibiting the use of the [**] Reagents in the Exclusive Field.

(d)Exclusive Protein Targets. During the Term, except to the extent required for Editas to fulfill its obligations under this Agreement, Editas shall not conduct or participate in, and shall not license, fund or otherwise actively enable any Third Party to conduct or participate in, any research, Development or commercialization activities with respect to an [**]

Engineered T-Cell that targets one or more Exclusive Protein Targets for use in the Exclusive Field.

4.4Section 365(n) of the Bankruptcy Code.  All rights and licenses granted under or pursuant to any section of this Agreement are and will otherwise be deemed to be for purposes of Section 365(n) of the United States Bankruptcy Code (Title 11, U.S. Code), as amended or any comparable law outside the United States (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined in Section 101(35A) of the Bankruptcy Code.  Each Party agrees that the other Party, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code or any other provisions of applicable law outside the United States that provide similar protection for “intellectual property.” The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the Bankruptcy Code or analogous provisions of applicable law outside the United States, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) the intellectual property licensed to such other Party and all embodiments of such intellectual property, to the extent necessary for such other Party to practice the licenses granted to it pursuant to this Agreement under such intellectual property, which, if not already in such other Party’s possession, will be promptly delivered to it upon such other Party’s written request thereof.  Any agreement supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code.

4.5Sublicenses.  Juno shall have the right to grant sublicenses under the licenses granted to it under Sections 4.2(a), 4.2(b) 4.2(c) and 4.2(d) to Affiliates of Juno and Third Parties (each, a “Juno Sublicensee”); provided that any sublicense granted under this Agreement shall be pursuant to a written agreement that subjects such Juno Sublicensee to all relevant restrictions and limitations set forth in this Agreement.  Juno shall provide Editas with the name and address of each Juno Sublicensee of its rights under this ARTICLE 4, the date of the grant of the sublicense and a description of the rights granted promptly after the execution and delivery of the sublicense agreement.  Juno shall remain responsible for the performance of its Sublicensees, and shall ensure that each Sublicensee complies with the applicable terms and conditions of this Agreement.  Notwithstanding the foregoing to the contrary, unless and until the receipt of written agreement by Institutions to permit further sublicensing, Juno shall not have the right to grant any sublicenses (other than to Affiliates of Juno and other than may be agreed in writing by Institutions, in each case subject to all restrictions on the granting of sublicenses herein).  Notwithstanding the foregoing to the contrary, unless and until the receipt of written agreement by MGH to permit further sublicensing, Juno shall not have the right to grant any sublicenses (other than to Affiliates of Juno and other than may be agreed in writing by MGH, in each case subject to all restrictions on the granting of sublicenses herein).  Notwithstanding the foregoing to the contrary, for so long as the Editas IP includes Editas IP licensed by Editas from Duke, unless and until the receipt of written agreement by Duke to permit further sublicensing, Juno shall not have the right to grant any sublicenses (other than as may be agreed in writing by Duke, subject to all restrictions on the granting of sublicenses herein).  All sublicenses granted by Juno hereunder, and any further sublicenses by a Juno Sublicensee shall comply with, and be subject and subordinate to, the terms and conditions of this Agreement.  If Editas is unable to obtain the written agreement from the Institutions to allow for the further granting of sublicenses by Juno, then upon Juno’s request at any time during the Term, Editas shall grant a direct license to any Third Party as Juno directs, as and to the extent permitted under Editas’ obligations to the Institutions and MGH and provided such direct license is within the scope of Juno’s licenses granted under Section 4.2.

4.6Right to Subcontract.  A Party may exercise any of the rights or obligations that such Party may have under this Agreement by subcontracting the exercise or performance of all or any portion of such rights and obligations on such Party’s behalf to a contract service provider(s) without having to grant any sublicense or sublicenses to the applicable subcontractor(s), provided that (a) with respect to activities conducted under the Research Program, such Party complies with the provisions of Section 2.2(b), and (b) in all cases, such contract service provider(s) obtain(s) no rights in or to the other Party’s IP.  Any subcontract granted or entered into by a Party as contemplated by this Section 4.6 of the exercise or performance of all or any portion of the rights or obligations that such Party may have under this Agreement shall not relieve such Party from any of its obligations under this Agreement, and any act or omission by a subcontractor of a Party shall be deemed an act or omission by such Party hereunder, and a Party shall be responsible for each of its subcontractors complying with all obligations of such Party under this Agreement.

4.7Rights Retained by the Parties.  Except as expressly set forth in this Agreement, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, in any Confidential Information of the other Party or under any IP in which such other Party or its Affiliates has rights.

4.8Compliance with In-Licenses.  The terms of this Agreement, insofar as they relate to a sublicense of Editas IP licensed by Editas under an In-License Agreement shall be subject and subordinate to the terms and conditions of the relevant In-License Agreement.

ARTICLE 5

DEVELOPMENT AND COMMERCIALIZATION OF PRODUCTS; DILIGENCE

5.1Responsibility.  Except with respect to Editas’ obligations under the Research Program, Juno shall have full responsibility, at its sole expense, for the worldwide research, Development, manufacturing and commercialization of the [**] Engineered T-Cell Products, [**] Engineered T-Cell Products, and [**] Engineered T-Cell Products in the Exclusive Field, subject to the payment obligations and other relevant terms and conditions of this Agreement.

5.2Diligence.

5.2.1Juno shall use Commercially Reasonable Efforts (itself or through Affiliates or Sublicensees) to research, Develop, manufacture and commercialize in the Exclusive Field and in each major market in the Territory at least [**].

5.2.2In addition to the general diligence obligations set forth in Section 5.2.1:

(a)Juno shall have achieved [**] for at least [**] with respect to a Final [**] Engineered T-Cell Target no later than the [**] anniversary after the end of the Research Program Term, and shall have achieved [**] with respect to at least [**] with respect to another

Final [**] Engineered T-Cell Target, on each [**] after the [**] anniversary of the Research Program Term until such time as [**].

(b)Juno shall have achieved [**] for at least [**] with respect to a Final [**] Engineered T-Cell Target no later than the [**] anniversary after the end of the Research Program Term, and shall have achieved [**] with respect to at least [**] with respect to another Final [**] Engineered T-Cell Target, on each [**] after the [**] anniversary of the Research Program Term until such time as [**].

(c)Juno shall have achieved [**] at least [**] no later than the [**] anniversary after the end of the Research Program Term.

5.2.3If, for a [**] Engineered T-Cell Target, Juno is unable to satisfy the diligence requirement under Section 5.2.2(a) with respect to at least [**] with respect to such [**] Engineered T-Cell Target, then Juno will provide Editas with a written summary of Juno’s efforts to achieve the applicable diligence requirement and upon Juno providing such summary the diligence requirement under Section 5.2.2(a) shall be extended by [**] on a one-time only basis (i.e., from the [**] anniversary [**] after the end of the Research Program Term).  If Juno shall not have achieved [**] for at least [**] with respect to a Final [**] Engineered T-Cell Target no later than the [**] anniversary (or [**] if such date is extended in accordance with this Section 5.2.3) after the end of the Research Program Term, then Editas shall have the right, as its sole and exclusive remedy for Juno’s failure, to convert the exclusive license granted under Section 4.2(b) with respect to all [**] Engineered T-Cell Products from exclusive to non-exclusive.  If Juno shall have achieved [**] for at least [**] with respect to a Final [**] Engineered T-Cell Target no later than the [**] anniversary (or [**] if such date is extended in accordance with this Section 5.2.3) after the end of the Research Program Term, then for each other [**] Engineered T-Cell Target, if Juno is unable to satisfy the diligence requirement under Section 5.2.2(a) with respect to at least [**] with respect to such [**] Engineered T-Cell Target, then Editas shall have the right, as its sole and exclusive remedy for Juno’s failure to achieve the diligence requirement under Section 5.2.2(a) with respect to such [**] Engineered T-Cell Target to convert the exclusive license granted under Section 4.2(b) with respect to the applicable [**] Engineered T-Cell Product from exclusive to non-exclusive.  In the event of such failure, Juno shall notify Editas of the [**] Engineered T-Cell Target that is the subject of such failure.  For the avoidance of doubt (a) if Juno shall not have achieved [**] for at least [**] with respect to a Final [**] Engineered T-Cell Target no later than the [**] anniversary (or [**] if such date is extended in accordance with this Section 5.2.3) after the end of the Research Program Term, then for any [**] Engineered T-Cell Products for which Juno achieved the obligation in Section 5.2.2(a) the license shall remain exclusive and the conversion to non-exclusive shall only apply to the subsequent [**] Engineered T-Cell Products for which Juno failed to achieve the obligations in Section 5.2.2(a), and (b) nothing in this Section 5.2.3 shall modify or amend Juno’s general diligence obligations under Section 5.2.1.

5.2.4If, for a [**] Engineered T-Cell Target, Juno is unable to satisfy the diligence requirement under Section 5.2.2(b) with respect to at least [**] with respect to such [**] Engineered T-Cell Target, then Juno will provide Editas with a written summary of Juno’s efforts to achieve the applicable diligence requirement and upon Juno providing such summary the diligence requirement under Section 5.2.2(b) shall be extended by [**] on a one-time only basis (i.e., from the [**] anniversary [**] after the end of the Research Program Term).  If Juno shall not have achieved [**] for at least [**] with respect to a Final [**] Engineered T-Cell Target no later than the [**] anniversary (or [**] if such date is extended in accordance with this Section 5.2.4) after the end of the Research Program Term, then Editas shall have the right, as its sole and exclusive remedy for Juno’s failure, to convert the exclusive license granted under Section 4.2(c) with respect to all [**] Engineered T-Cell Products from exclusive to non-exclusive.  If Juno shall have achieved [**] for at least [**] with respect to a Final [**] Engineered T-Cell Target no later than the [**] anniversary (or [**] if such date is extended in accordance with this Section 5.2.4) after the end of the Research Program Term, then for each other [**] Engineered T-Cell Target, if Juno is unable to satisfy the diligence requirement under Section 5.2.2(b) with respect to at least [**] with respect to such [**] Engineered T-Cell Target, then Editas shall have the right, as its sole and exclusive remedy for Juno’s failure to achieve the diligence requirement under Section 5.2.2(b) with respect to such [**] Engineered T-Cell Target to convert the exclusive license granted under Section 4.2(c) with respect to the applicable [**] Engineered T-Cell Product from exclusive to non-exclusive.  In the event of such failure, Juno shall notify Editas of the [**] Engineered T-Cell Target that is the subject of such failure.  For the avoidance of doubt (a) if Juno shall not have achieved [**] for at least [**] with respect to a Final [**] Engineered T-Cell Target no later than the [**] anniversary (or [**] if such date is extended in accordance with this Section 5.2.4) after the end of the Research Program Term, then for any [**] Engineered T-Cell Products for which Juno achieved the obligation in Section 5.2.2(b) the license shall remain exclusive and the non-exclusive shall only apply to the subsequent [**] Engineered T-Cell Products for which Juno failed to achieve the obligations in Section 5.2.2(b), and (b) nothing in this Section 5.2.4 shall modify or amend Juno’s general diligence obligations under Section 5.2.1.

5.2.5If Juno is unable to satisfy the diligence requirement under Section 5.2.2(c) with respect to at least [**], then Juno will provide Editas with a written summary of Juno’s efforts to achieve such diligence requirement and upon Juno providing such summary the diligence requirement shall be extended by [**] on a one-time only basis (i.e., from the [**] anniversary [**] after the end of the Research Program Term).  If Juno is unable to satisfy the extended diligence requirement with respect to at least [**], then Editas shall have the right, as its sole and exclusive remedy for Juno’s failure to achieve the diligence requirement under Section 5.2.2(c) with respect to at least [**] to convert the exclusive license granted under Section 4.2(d) from exclusive to non-exclusive.  For the avoidance of doubt, nothing in this Section 5.2.5 shall modify or amend Juno’s general diligence obligations under Section 5.2.1.

5.3Compliance with Law.  Juno shall conduct all activities in connection with the exercise by it of the rights and licenses granted to it in ARTICLE 4 in accordance with all applicable Laws.  Juno hereby certifies that it will not employ or otherwise use in any capacity in performing any activity hereunder the services of any Person known to it to be debarred under 21 USC §335a.   Without limiting the generality of the foregoing, Juno represents and warrants that it shall comply, and shall ensure that its Affiliates and Juno Sublicensees comply, with all local, state, federal and international laws and regulations applicable to the development, manufacture, use, sale, performance and importation of Licensed Products.  Without limiting the foregoing, Juno represents and warrants, on behalf of itself and its Affiliates and Juno Sublicensees, that it shall comply with all applicable United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce.  Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. Juno hereby gives written assurance that it shall comply with, and shall cause its Affiliates to comply with (and shall contractually obligate its Affiliates and Juno Sublicensees to comply with), all applicable United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its Affiliates or Juno Sublicensees, and that it shall indemnify, defend, and hold Editas Indemnitees, Institution Indemnitees, MGH Indemnitees, MIT Indemnitees and HHMI Indemnitees harmless (in accordance with Article 12) for the consequences of any such violation.

5.4Patent Numbers.  Juno shall cause all Licensed Products sold in the United States to be marked with all applicable U.S. Patent Numbers, to the full extent required by United States law.  Juno shall similarly cause all Licensed Products shipped to or sold in any other country to be marked in such a manner as to conform with the patent laws and practices of such country.

5.5Progress and Other Reports.  After the end of the Research Program Term and continuing until the first commercial sale of each of a [**] Engineered T-Cell Product, [**] Engineered T-Cell Product and [**] Engineered T-Cell Product in the Territory, Juno shall provide, within [**] days after the end of each [**], a written progress report to Editas that summarizes the activities undertaken and the status of Juno’s development efforts with respect to a [**] Engineered T-Cell Product, [**] Engineered T-Cell Product and [**] Engineered T-Cell Product during such [**].  Juno agrees to provide Editas with such additional information as Editas may reasonably request, at such times as Editas may reasonably request, in order for Editas to comply with the terms of an In-License Agreement (subject to Section 4.8).

5.6Insurance.

5.6.1Prior to the first dose of a human with any Licensed Product and extending through the last date on which such Licensed Product is being developed, distributed or sold by Juno, or by an Affiliate of Juno, Juno Sublicensee or agent of Juno, Juno shall, at its sole cost and expense, procure and maintain commercial general liability insurance in amounts not less than $[**] and naming Editas, Institution Indemnitees, HHMI Indemnitees, Duke Indemnitees (for so long as the Editas IP includes Editas IP licensed by Editas from Duke) and each such other In-Licensor (and its In-Licensor Indemnitees) that Editas names in a written notice to Juno, as additional insureds.  During clinical trials of any Licensed Product, Juno shall, at its sole cost and expense, procure and maintain commercial general liability insurance in such equal or lesser amount as Institutions, MIT and HHMI shall require, naming the Institution Indemnitees and HHMI Indemnitees as additional insureds.  If Duke (for so long as the Editas IP includes Editas IP licensed by Editas from Duke) determines that the amounts set forth above in this Section 5.6.1 are not reasonably sufficient to protect against liability under Section 12.1.6, Juno shall, at its sole cost and expense, procure and maintain commercial general liability insurance in such greater amount as Duke shall require.  Such commercial general liability insurance shall provide: (a) product liability coverage and (b) broad form contractual liability coverage for Juno’s indemnification obligations under this Agreement.

5.6.2If Juno elects to self-insure all or part of the limits described above in Section 5.5.1 (including deductibles or retentions that are in excess of $[**] annual aggregate) such self-insurance program must be acceptable to Editas, Institutions, MIT, MGH and their respective insurers (which, in the case of MGH, shall include the Risk Management Foundation)

in their sole discretion.  The minimum amounts of insurance coverage required shall not be construed to create a limit of Juno’s liability with respect to its indemnification obligations under this Agreement.

5.6.3Juno shall provide Editas with written evidence of such insurance upon request of Editas, and shall provide an Institution, MGH or Duke (for so long as the Editas IP includes Editas IP licensed by Editas from Duke) with written evidence of such insurance upon request of such Institution, MGH or Duke, as applicable.  Juno shall provide Editas with written notice at least [**] days prior to the cancellation, non-renewal or material change in such insurance.  If Juno does not obtain replacement insurance providing comparable coverage within such [**] day period, Editas shall have the right to terminate this Agreement effective at the end of such [**] day period without notice or any additional waiting periods.

5.6.4Juno shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during:  (a) the period that any Licensed Product is being commercially distributed or sold by Juno, or an Affiliate of Juno, Juno Sublicensee or agent of Juno; and (b) a reasonable period after the period referred to in (a) above which in no event shall be less than [**] years.

ARTICLE 6

PAYMENTS

6.1Initial Fee.  In partial consideration of Editas’ grant of the rights and licenses to Juno hereunder, Juno shall pay to Editas an upfront fee of twenty-five million dollars ($25,000,000) within [**] days following the Effective Date.

6.2Research Program Funding.  Juno shall make the following payments to Editas for the research to be conducted under the Research Program: (a) within [**] days after the first day of each [**] month period during the Research Program Term, an amount equal to [**] FTEs, or such other number of FTEs to be devoted by Editas to the conduct of the Research Program and paid for by Juno during such [**] month period as the Parties may have agreed and provided in the Research Plan, as such number may have been increased or decreased in accordance with Section 2.4, multiplied by the FTE Rate; and (b) the costs of one-time specialized reagents, the identity and costs for which are as identified in the Research Plan, not to exceed [**] dollars ($[**]) unless otherwise agreed by the Parties and provided in the Research Plan, within [**] days after presentation of an invoice therefor.  In the event that the number of FTEs devoted by Editas to the conduct of the Research Program is adjusted in accordance with Section 2.4 during any [**] month period during the Research Program Term so that such number is more or less than the forecasted number of FTEs on which Juno’s payment for such [**] month period was based under Section 6.2(a), then the following shall apply:  (1) in the event such number is less than the forecasted number and results in an overpayment by Juno, Juno may deduct the amount of such overpayment from any future amounts payable to Editas under Section 6.2(a), provided that if no further payments are due under Section 6.2(a), Editas shall refund such overpayment within [**] days after presentation of an invoice therefor; and (2) in the event such number is more than the forecasted number and results in an underpayment by Juno, Juno shall pay such additional amounts to cure such underpayment within [**] days after presentation of an invoice therefor.

6.3Extension Fee.  If Juno and Editas agree to extend the Research Program Term in accordance with Section 2.5, then Juno shall pay to Editas an extension fee of [**] dollars ($[**]) for each one (1) year extension, payable prior to the end of the then-current Research Program Term.

6.4Additional Gene Target Fees.

(a)For each Final [**] Engineered T-Cell Target beyond [**] that is designated by Juno pursuant to Section 2.7(a), Juno shall pay to Editas an additional [**] Engineered T-Cell Target fee of [**] dollars ($[**]) (the “Additional [**] Target Fee”), payable within [**] days after Juno so designates such [**] Engineered T-Cell Target.

(b)For each Final [**] Engineered T-Cell Target beyond [**] that is designated by Juno pursuant to Section 2.7(b), Juno shall pay to Editas an additional [**] Engineered T-Cell Target fee of [**] dollars ($[**]) (the “Additional [**] Target Fee”), payable within [**] days after Juno so designates such [**] Engineered T-Cell Target.

6.5Milestones.

(a)[**] Engineered T-Cell Products. Juno shall notify Editas in writing of any milestone event set forth below in this Section 6.5(a) with respect to [**] Engineered T-Cell Products and pay Editas the following payments on the achievement by Juno of the following milestone events, with such payments due within [**] days after applicable event occurs. The Parties intend that for each Class of [**] Engineered T-Cell Product that differs from another Class of [**] Engineered T-Cell Product on the basis of clause (a) of Section 1.15, a Milestone Payment shall be due upon achievement of First [**] Acceptance, First patient enrolled in the first [**]Trial, First [**] filing with the [**] (as defined below), First [**] filing with the [**] (as defined below), First [**] from the [**] and First [**] from the [**]. The Parties also intend that for each Class of [**] Engineered T-Cell Product that differs from another Class of [**] Engineered T-Cell Product on the basis of clause (b) of Section 1.15, a Milestone Payment shall be due upon achievement of First [**] filing with the [**], First [**] filing with the [**], First [**] from the [**] and First [**] from the [**]. The tables below shall be interpreted in a manner consistent with such intentions. For further clarity, upon the achievement of First [**] filing with the [**], First [**] filing with the [**], First [**] from the [**] or First [**] from the [**] with respect to any [**] Engineered T-Cell Product, the applicable Milestone Payment shall be determined by consulting the tables below in the order presented in order to determine which Milestone Event shall be deemed to have occurred and which Milestone Payment shall be due as a result.

A. FIRST ACHIEVEMENT MILESTONE EVENTS

Each Milestone Payment set forth in the table immediately below shall be payable only once. With respect to Milestone Events A.2, A.3, A.4, A.5, A.6 and A.7 below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product and achievement of such Milestone Event and payment of the corresponding Milestone Payment shall not preclude achievement of the Milestone Events and payment of the Milestone Payments set forth in the additional tables below in this Section 6.5(a); provided, however, that with respect to a particular

[**] Engineered T-Cell Product, if a Milestone Payment has been made with respect to achievement of Milestone Event A.2, A.3, A.4, A.5, A.6 or A.7, no Milestone Payment shall be due with respect to the identical [**] Engineered T-Cell Product upon achievement of the corresponding Milestone Event set forth in the additional tables below in this Section 6.5(a). In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events A.4 and A.6 shall not be deemed to have occurred upon the occurrence of Milestone Event A.5 or Milestone Event A.7, and Milestone Event A.5 shall not be deemed to have occurred upon the occurrence of Milestone Event A.6.

Milestone Event	Milestone Payment
1. First Successful [**] Achievement (as defined below)	[**]
2. First [**] Acceptance for a [**] Engineered T-Cell Product	[**]
3. First patient enrolled in the first [**] Trial of a [**] Engineered T-Cell Product	[**]
4. First [**] filing with the [**] for a [**] Engineered T-Cell Product	[**]
5. First [**] filing with the [**] for a [**] Engineered T-Cell Product	[**]
6. First [**] from the [**] for a [**] Engineered T-Cell Product	[**]
7. First [**] from the [**] for a [**] Engineered T-Cell Product	[**]
TOTAL	$157,500,000

For purposes of the portions of this Section 6.5(a) that follow below, the [**] Engineered T-Cell Product that first achieves the Milestone Event A.3 above, “First patient enrolled in the first [**] Trial of a [**] Engineered T-Cell Product,” shall be referred to as the “First Class of [**] Engineered T-Cell Product.” If the First Class of [**] Engineered T-Cell Product is not the [**]Engineered T-Cell Product that first achieves the Milestone Event A.4, A.5, A.6 or A.7 above, then the First Class of [**] Engineered T-Cell Product shall be subject to the Milestone Event and Milestone Payment set forth in the table below under D.3, D.4, D.5 or D.6 that corresponds to the Milestone Event A.4, A.5, A.6 or A.7 above, as applicable.

B. FIRST NEW CLASS BASED ON PROTEIN TARGET

Each Milestone Payment set forth in the table immediately below shall be payable only once. With respect to the Milestone Events below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of the Milestone Event A.4 above on the basis of clause (b) of Section 1.15 and achievement of such Milestone Event and payment of the corresponding Milestone Payment shall not preclude achievement of the Milestone Events and payment of the Milestone Payments set forth in the additional tables below in this Section 6.5(a); provided, however, that with respect to a particular [**] Engineered T-Cell Product, if a Milestone Payment has been made with respect to achievement of Milestone Event B.1, B.2, B.3 or B.4, no Milestone Payment shall be due with respect to the identical [**] Engineered T-Cell Product upon achievement of the corresponding Milestone Event set forth in the additional tables below in this Section 6.5(a). In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events B.1 and B.3 shall not be deemed to have occurred upon the occurrence of Milestone Event B.2 or Milestone Event B.4, and Milestone Event B.2 shall not be deemed to have occurred upon the occurrence of Milestone Event B.3.

Milestone Event	Milestone Payment

1.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

2.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

3.

First [**] from the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

4.

First [**] from the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]
TOTAL	$75,000,000 or $55,000,000 if both of the provisos above are applicable

C. ADDITIONAL CLASSES BASED ON PROTEIN TARGET

The Milestone Payments set forth below shall be payable upon each achievement of the Milestone Events set forth below, no matter how many times such Milestone Events are achieved. With respect to the Milestone Events below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above and from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event B.1 above on the basis of clause (b) of Section 1.15 and that is not the subject of the corresponding Milestone Event in table B above. In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events C.1 and C.3 shall not be deemed to have occurred upon the occurrence of Milestone Event C.2 or Milestone Event C.4, and Milestone Event C.2 shall not be deemed to have occurred upon the occurrence of Milestone Event C.3.

Milestone Event	Milestone Payment

1.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

2.

First [**] filing with the [**] (as defined below) for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target and is not subject to Milestone Event B.2 above

[**]

3.

First [**] from the [**] for a for a Class of [**]Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target and is not subject to Milestone Event B.3 above

[**]

4.

First [**] from the [**] for a for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target and is not subject to Milestone Event B.4 above

[**]
TOTAL	$50,000,000

D. NEW CLASS BASED ON GENE TARGET

Each Milestone Payment set forth below shall be payable once per Class of [**] Engineered T-Cell Product, with such Class determined on the basis of clause (a) of Section 1.15.

Milestone Event	Milestone Payment

1.

First [**] Acceptance for a [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.2 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]

2.

First patient enrolled in the first [**] Trial of a [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.2 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]
TOTAL	$15,000,000

The Milestone Payments set forth below shall be payable upon each achievement of the Milestone Events set forth below, no matter how many times such Milestone Events are achieved. In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table or the table immediately above that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events D.3 and D.5 shall not be deemed to have occurred upon the occurrence of Milestone Event D.4 or Milestone Event D.6, and Milestone Event D.4. shall not be deemed to have occurred upon the occurrence of Milestone Event D.5.

Milestone Event	Milestone Payment

3.

First [**] filing with the [**] for each [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]

4.

First [**] filing with the [**] (as defined below) for each [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]

5.

First [**] from the [**] for a for each [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]

6.

First [**] from the [**] for a for each [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]
TOTAL	$87,500,000

Each Milestone Payment set forth below shall be payable once with respect to a particular Class of [**] Engineered T-Cell Product. With respect to the Milestone Events below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of the Milestone Event D.3 above on the basis of clause (b) of Section 1.15 and achievement of such Milestone Event and payment of the corresponding Milestone Payment shall not preclude achievement of the Milestone Events and payment of the Milestone Payments set forth in the additional tables below in this Section 6.5(a); provided, however, that with respect to a particular [**] Engineered T-Cell

Product, if a Milestone Payment has been made with respect to achievement of Milestone Event D.7, D.8, D.9 or D.10, no Milestone Payment shall be due with respect to the identical [**] Engineered T-Cell Product upon achievement of the corresponding Milestone Event set forth in the additional tables below in this Section 6.5(a). In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events D.7 and D.9 shall not be deemed to have occurred upon the occurrence of Milestone Event D.8 or Milestone Event D.10, and Milestone Event D.8 shall not be deemed to have occurred upon the occurrence of Milestone Event D.9.

Milestone Event	Milestone Payment

7.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target

[**]

8.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target

[**]

9.

First [**] from the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target

[**]

10.

First [**] from the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target

[**]
TOTAL	$55,000,000 or $75,000,000 if both of the provisos above are applicable

The Milestone Payments set forth below shall be payable upon each achievement of the Milestone Events set forth below, no matter how many times such Milestone Events are achieved. With respect to the Milestone Events below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above and from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.7 above on the basis of clause (b) of Section 1.15 and that is not the subject of the corresponding Milestone Event set forth in D.7 to D.10 above. In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events D.11 and D.13 shall not be deemed to have occurred upon the occurrence of Milestone Event D.12 or Milestone Event D.14, and Milestone Event D.12 shall not be deemed to have occurred upon the occurrence of Milestone Event D.13.

Milestone Event	Milestone Payment

11.

First [**] filing with the [**] for a subsequent Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 and Milestone Event D.7 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target

[**]

12.

First [**] filing with the [**] (as defined below) for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 and Milestone Event D.7 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target and is not subject to Milestone Event D.8 above

[**]

13.

First [**] from the [**] for a for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 and Milestone Event D.7 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target and is not subject to Milestone Event D.9 above

[**]

14.

First [**] from the [**] for a for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 and Milestone Event D.7 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target and is not subject to Milestone Event D.10 above

[**]
TOTAL	$50,000,000

E. COMMERCIAL SALES MILESTONES

Each Milestone Payment set forth below shall be payable once for all [**] Engineered T-Cell Products aggregated across all Classes determined on the basis of Section 1.15.

Milestone Event	Milestone Payment
1. The first time in which worldwide, aggregate Net Sales in a calendar year of [**] Engineered T-Cell Products exceeds $[**]	[**]
2. The first time in which worldwide, aggregate Net Sales in a calendar year of [**] Engineered T-Cell Products exceeds $[**]	[**]

(b)[**] Engineered T-Cell Products. Juno shall notify Editas in writing of any milestone event set forth below in this Section 6.5(b) with respect to [**] Engineered T-Cell Products and pay Editas the following payments on the achievement by Juno of the following milestone events, with such payments due within [**] days after applicable event occurs. The Parties intend that for each Class of [**] Engineered T-Cell Product that differs from another Class of [**] Engineered T-Cell Product on the basis of clause (a) of Section 1.15, a Milestone Payment shall be due upon achievement of First [**] Acceptance, First patient enrolled in the first [**] Trial, First [**] filing with the [**] (as defined below), First [**] filing with the [**] (as defined below), First [**] from the [**] and First [**] from the [**]. The Parties also intend that for each Class of [**] Engineered T-Cell Product that differs from another Class of [**] Engineered T-Cell Product on the basis of clause (b) of Section 1.15, a Milestone Payment shall be due upon achievement of First [**] filing with the [**], First [**] filing with the [**], First [**] from the [**] and First [**] from the [**]. The tables below shall be interpreted in a manner consistent with such intentions. For further clarity, upon the achievement of First [**] filing with the [**], First [**] filing with the [**], First [**] from the [**] or First [**] from the [**] with respect to any [**] Engineered T-Cell Product, the applicable Milestone Payment shall be determined by consulting the tables below in the order presented in order to determine which Milestone Event shall be deemed to have occurred and which Milestone Payment shall be due as a result.

A. FIRST ACHIEVEMENT MILESTONE EVENTS

Each Milestone Payment set forth in the table immediately below shall be payable only once. With respect to Milestone Events A.2, A.3, A.4, A.5, A.6 and A.7 below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product and achievement of such Milestone Event and payment of the corresponding Milestone Payment shall not preclude achievement of the Milestone Events and payment of the Milestone Payments set forth in the additional tables below in this Section 6.5(b); provided, however, that with respect to a particular [**] Engineered T-Cell Product, if a Milestone Payment has been made with respect to achievement of Milestone Event A.2, A.3, A.4, A.5, A.6 or A.7, no Milestone Payment shall be due with respect to the identical [**] Engineered T-Cell Product upon achievement of the corresponding Milestone Event set forth in the additional tables below in this Section 6.5(b). In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events A.4 and A.6 shall not be deemed to have occurred upon the occurrence of Milestone Event A.5 or Milestone Event A.7, and Milestone Event A.5 shall not be deemed to have occurred upon the occurrence of Milestone Event A.6.

Milestone Event	Milestone Payment
1. First Successful [**] Achievement (as defined below)	[**]
2. First [**] Acceptance for a [**] Engineered T-Cell Product	[**]
3. First patient enrolled in the first [**] Trial of a [**] Engineered T-Cell Product	[**]
4. First [**] filing with the [**] for a [**] Engineered T-Cell Product	[**]
5. First [**] filing with the [**] for a [**] Engineered T-Cell Product	[**]
6. First [**] from the [**] for a [**] Engineered T-Cell Product	[**]
7. First [**] from the [**] for a [**] Engineered T-Cell Product	[**]
TOTAL	$157,500,000

For purposes of the portions of this Section 6.5(b) that follow below, the [**] Engineered T-Cell Product that first achieves the Milestone Event A.3 above, “First patient enrolled in the first [**] Trial of a [**] Engineered T-Cell Product,” shall be referred to as the “First Class of [**] Engineered T-Cell Product.” If the First Class of [**] Engineered T-Cell Product is not the [**] Engineered T-Cell Product that first achieves the Milestone Event A.4, A.5, A.6 or A.7 above, then the First Class of [**] Engineered T-Cell Product shall be subject to the Milestone Event and Milestone Payment set forth in the table below under D.3, D.4, D.5 or D.6 that corresponds to the Milestone Event A.4, A.5, A.6 or A.7 above, as applicable.

B. FIRST NEW CLASS BASED ON PROTEIN TARGET

Each Milestone Payment set forth in the table immediately below shall be payable only once. With respect to the Milestone Events below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of the Milestone Event A.4 above on the basis of clause (b) of Section 1.15 and achievement of such Milestone Event and payment of the corresponding Milestone Payment shall not preclude achievement of the Milestone Events and payment of the Milestone Payments set forth in the additional tables below in this Section 6.5(b); provided, however, that with respect to a particular [**] Engineered T-Cell Product, if a Milestone Payment has been made with respect to achievement of Milestone Event B.1, B.2, B.3 or B.4, no Milestone Payment shall be due with respect to the identical [**] Engineered T-Cell Product upon achievement of the corresponding Milestone Event set forth in the additional tables below in this Section 6.5(b). In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events B.1 and B.3 shall not be deemed to have occurred upon the occurrence of Milestone Event B.2 or Milestone Event B.4, and Milestone Event B.2 shall not be deemed to have occurred upon the occurrence of Milestone Event B.3.

Milestone Event	Milestone Payment

1.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

2.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

3.

First [**] from the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

4.

First [**] from the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]
TOTAL	$75,000,000 or $55,000,000 if both of the provisos above are applicable

C. ADDITIONAL CLASSES BASED ON PROTEIN TARGET

The Milestone Payments set forth below shall be payable upon each achievement of the Milestone Events set forth below, no matter how many times such Milestone Events are achieved. With respect to the Milestone Events below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above and from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event B.1 above on the basis of clause (b) of Section 1.15 and that is not the subject of the corresponding Milestone Event in table B above. In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events C.1 and C.3 shall not be deemed to have occurred upon the occurrence of Milestone Event C.2 or Milestone Event C.4, and Milestone Event C.2 shall not be deemed to have occurred upon the occurrence of Milestone Event C.3.

Milestone Event	Milestone Payment

1.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

2.

First [**] filing with the [**] (as defined below) for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target and is not subject to Milestone Event B.2 above

[**]

3.

First [**] from the [**] for a for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target and is not subject to Milestone Event B.3 above

[**]

4.

First [**] from the [**] for a for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target and is not subject to Milestone Event B.4 above

[**]
TOTAL	$50,000,000

D. NEW CLASS BASED ON GENE TARGET

Each Milestone Payment set forth below shall be payable once per Class of [**] Engineered T-Cell Product, with such Class determined on the basis of clause (a) of Section 1.15.

Milestone Event	Milestone Payment

1.

First [**] Acceptance for a [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.2 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]

2.

First patient enrolled in the first [**] Trial of a [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.2 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]
TOTAL	$15,000,000

The Milestone Payments set forth below shall be payable upon each achievement of the Milestone Events set forth below, no matter how many times such Milestone Events are achieved. In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table or the table immediately above that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events D.3 and D.5 shall not be deemed to have occurred upon the occurrence of Milestone Event D.4 or Milestone Event D.6, and Milestone Event D.4 shall not be deemed to have occurred upon the occurrence of Milestone Event D.5.

Milestone Event	Milestone Payment

3.

First [**] filing with the [**] for each [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]

4.

First [**] filing with the [**] (as defined below) for each [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]

5.

First [**] from the [**] for a for each [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]

6.

First [**] from the [**] for a for each [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (a) of Section 1.15 and from the Class of [**] Engineered T-Cell Product that was the subject of a prior achievement of this Milestone Event on the basis of clause (a) of Section 1.15

[**]
TOTAL	$87,500,000

Each Milestone Payment set forth below shall be payable once with respect to a particular Class of [**] Engineered T-Cell Product. With respect to the Milestone Events below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of the Milestone Event D.3 above on the basis of clause (b) of Section 1.15 and achievement of such Milestone Event and payment of the corresponding Milestone Payment shall not preclude achievement of the Milestone Events and payment of the Milestone Payments set forth in the additional tables below in this Section 6.5(b); provided, however, that with respect to a particular [**] Engineered T-Cell Product, if a Milestone Payment has been made with respect to achievement of Milestone Event D.7, D.8, D.9 or D.10, no Milestone Payment shall be due with respect to the identical [**] Engineered T-Cell Product upon achievement of the corresponding Milestone Event set forth in the additional tables below in this Section 6.5(b). In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events D.7 and D.9 shall not be deemed to have occurred upon the occurrence of Milestone Event D.8 or Milestone Event D.10, and Milestone Event D.8 shall not be deemed to have occurred upon the occurrence of Milestone Event D.9.

Milestone Event	Milestone Payment

7.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target

[**]

8.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target

[**]

9.

First [**] from the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target

[**]

10.

First [**] from the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target

[**]
TOTAL	$55,000,000 or $75,000,000 if both of the provisos above are applicable

The Milestone Payments set forth below shall be payable upon each achievement of the Milestone Events set forth below, no matter how many times such Milestone Events are achieved. With respect to the Milestone Events below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above and from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.7 above on the basis of clause (b) of Section 1.15 and that is not the subject of the corresponding Milestone Event set forth in D.7 to D.10 above. In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events D.11 and D.13 shall not be deemed to have occurred upon the occurrence of Milestone Event D.12 or Milestone Event D.14, and Milestone Event D.12 shall not be deemed to have occurred upon the occurrence of Milestone Event D.13.

Milestone Event	Milestone Payment

11.

First [**] filing with the [**] for a subsequent Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 and Milestone Event D.7 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target

[**]

12.

First [**] filing with the [**] (as defined below) for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 and Milestone Event D.7 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target and is not subject to Milestone Event D.8 above

[**]

13.

First [**] from the [**] for a for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 and Milestone Event D.7 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target and is not subject to Milestone Event D.9 above

[**]

14.

First [**] from the [**] for a for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 and Milestone Event D.7 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event D.3 above on the basis of Gene Target and is not subject to Milestone Event D.10 above

[**]
TOTAL	$50,000,000

E. COMMERCIAL SALES MILESTONES

Each Milestone Payment set forth below shall be payable once for all [**] Engineered T-Cell Products aggregated across all Classes determined on the basis of Section 1.15.

Milestone Event	Milestone Payment
1. The first time in which worldwide, aggregate Net Sales in a calendar year of [**] Engineered T-Cell Products exceeds $[**]	[**]
2. The first time in which worldwide, aggregate Net Sales in a calendar year of [**] Engineered T-Cell Products exceeds $[**]	[**]

(c)[**] Engineered T-Cell Products. Juno shall notify Editas in writing of any milestone event set forth below in this Section 6.5(c) with respect to [**] Engineered T-Cell Products and pay Editas the following payments on the achievement by Juno of the following milestone events, with such payments due within [**] days after applicable event occurs. The Parties intend that for each Class of [**] Engineered T-Cell Product that differs from another Class of [**] Engineered T-Cell Product on the basis of clause (b) of Section 1.15, a Milestone

Payment shall be due upon achievement of First [**] Acceptance, First patient enrolled in the first [**] Trial, First [**] filing with the [**] (as defined below), First [**] filing with the [**] (as defined below), First [**] from the [**] and First [**] from the [**]. The tables below shall be interpreted in a manner consistent with such intentions. For further clarity, upon the achievement of First [**] filing with the [**], First [**] filing with the [**], First [**] from the [**] or First [**] from the [**] with respect to any [**] Engineered T-Cell Product, the applicable Milestone Payment shall be determined by consulting the tables below in the order presented in order to determine which Milestone Event shall be deemed to have occurred and which Milestone Payment shall be due as a result.

A. FIRST ACHIEVEMENT MILESTONE EVENTS

Each Milestone Payment set forth in the table immediately below shall be payable only once. With respect to Milestone Events A.2, A.3, A.4, A.5, A.6 and A.7 below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product and achievement of such Milestone Event and payment of the corresponding Milestone Payment shall not preclude achievement of the Milestone Events and payment of the Milestone Payments set forth in the additional tables below in this Section 6.5(c); provided, however, that with respect to a particular [**] Engineered T-Cell Product, if a Milestone Payment has been made with respect to achievement of Milestone Event A.2, A.3, A.4, A.5, A.6 or A.7, no Milestone Payment shall be due with respect to the identical [**] Engineered T-Cell Product upon achievement of the corresponding Milestone Event set forth in the additional tables below in this Section 6.5(c). In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events A.4 and A.6 shall not be deemed to have occurred upon the occurrence of Milestone Event A.5 or Milestone Event A.7, and Milestone Event A.5 shall not be deemed to have occurred upon the occurrence of Milestone Event A.6.

Milestone Event	Milestone Payment
1. First Successful [**] Achievement (as defined below)	[**]
2. First [**] Acceptance for an [**] Engineered T-Cell Product	[**]
3. First patient enrolled in the first [**] Trial of an [**] Engineered T-Cell Product	[**]
4. First [**] filing with the [**] for an [**] Engineered T-Cell Product	[**]
5. First [**] filing with the [**] for an [**] Engineered T-Cell Product	[**]
6. First [**] from the [**] for an [**] Engineered T-Cell Product	[**]
7. First [**] from the [**] for an [**] Engineered T-Cell Product	[**]
TOTAL	$157,500,000

For purposes of the portions of this Section 6.5(c) that follow below, the [**] Engineered T-Cell Product that first achieves the Milestone Event A.3 above, “First patient enrolled in the first [**] Trial of an [**] Engineered T-Cell Product,” shall be referred to as the “First Class of [**] Engineered T-Cell Product.” If the First Class of [**] Engineered T-Cell Product is not the [**] Engineered T-Cell Product that first achieves the Milestone Event A.4, A.5, A.6 or A.7 above, then the First Class of [**] Engineered T-Cell Product shall be subject to the Milestone Event and Milestone Payment set forth in the table below under D.3, D.4, D.5 or D.6 that corresponds to the Milestone Event A.4, A.5, A.6 or A.7 above, as applicable.

B. FIRST NEW CLASS BASED ON PROTEIN TARGET

Each Milestone Payment set forth in the table immediately below shall be payable only once. With respect to the Milestone Events below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of the Milestone Event A.4 above on the basis of clause (b) of Section 1.15 and achievement of such Milestone Event and payment of the corresponding Milestone Payment shall not preclude achievement of the Milestone Events and payment of the Milestone Payments set forth in the additional tables below in this Section 6.5(c); provided, however, that with respect to a particular [**] Engineered T-Cell Product, if a Milestone Payment has been made with respect to achievement of Milestone Event B.1, B.2, B.3 or B.4, no Milestone Payment shall be due with respect to the identical [**] Engineered T-Cell Product upon achievement of the corresponding Milestone Event set forth in the additional tables below in this Section 6.5(c). In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events B.1 and B.3 shall not be deemed to have occurred upon the occurrence of Milestone Event B.2 or Milestone Event B.4, and Milestone Event B.2 shall not be deemed to have occurred upon the occurrence of Milestone Event B.3.

Milestone Event	Milestone Payment

1.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

2.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

3.

First [**] from the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

4.

First [**] from the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]
TOTAL	$75,000,000

C. ADDITIONAL CLASSES BASED ON PROTEIN TARGET

The Milestone Payments set forth below shall be payable upon each achievement of the Milestone Events set forth below, no matter how many times such Milestone Events are achieved. With respect to the Milestone Events below, such Milestone Events refer to the first time achievement by any [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above and from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event B.1 above on the basis of clause (b) of Section 1.15 and that is not the subject of the corresponding Milestone Event in table B above. In the event a Milestone Event set forth in the table below occurs, all prior Milestone Events set forth in such table that have not occurred shall be deemed to have occurred, and any Milestone Payment(s) associated with such prior Milestone Events that have not previously been paid shall be due and payable with the Milestone Payment associated with the Milestone Event that occurred; provided, however, that Milestone Events C.1 and C.3 shall not be deemed to have occurred upon the occurrence of Milestone Event C.2 or Milestone Event C.4, and Milestone Event C.2 shall not be deemed to have occurred upon the occurrence of Milestone Event C.3.

Milestone Event	Milestone Payment

1.

First [**] filing with the [**] for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target

[**]

2.

First [**] filing with the [**] (as defined below) for a Class of [**] Engineered T-Cell Product that differs from the Class of [**]Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target and is not subject to Milestone Event B.2 above

[**]

3.

First [**] from the [**] for a for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target and is not subject to Milestone Event B.3 above

[**]

4.

First [**] from the [**] for a for a Class of [**] Engineered T-Cell Product that differs from the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 and Milestone Event B.1 above on the basis of clause (b) of Section 1.15 but is the same Class as the Class of [**] Engineered T-Cell Product that was the subject of Milestone Event A.4 above on the basis of Gene Target and is not subject to Milestone Event B.4 above

[**]
TOTAL	$50,000,000

D. COMMERCIAL SALES MILESTONES

Each Milestone Payment set forth below shall be payable once for all [**] Engineered T-Cell Products aggregated across all Classes determined on the basis of Section 1.15.

Milestone Event	Milestone Payment
1. The first time in which worldwide, aggregate Net Sales in a calendar year of [**] Engineered T-Cell Products exceeds $[**]	[**]
2. The first time in which worldwide, aggregate Net Sales in a calendar year of [**] Engineered T-Cell Products exceeds $[**]	[**]

(d)Payments. With respect to a particular Licensed Product and an event that triggers a milestone payment under more than one provision of Section 6.5(a), Section 6.5(b) and/or Section 6.5(c), only the highest such milestone payment shall be due for such Product with respect to such event regardless of whether such event may result in triggering more than one milestone payment. By way of example, if a Licensed Product that incorporates [**] Reagents that are directed against both a Final [**] Engineered T-Cell Target and a Final [**] Engineered T-Cell Target achieves a [**] for such Licensed Product then only the one highest applicable milestone payment under either Section 6.5(a) or Section 6.5(b) would be due for such Licensed Product (and not two payments under both Section 6.5(a) and Section 6.5(b)).

(e)Certain Definitions.

As used in this Section 6.5, “Successful [**] Achievement” means that a [**].

As used in this Section 6.5, [**] means the first of [**].

As used in this Section 6.5,[**] means the [**].

6.6Royalties.

(a)Juno shall pay to Editas royalties, with respect to Net Sales of each Licensed Product, equal to the following: (A) for each Licensed Product that is a [**] Engineered T-Cell Product, [**] Engineered T-Cell Product or [**] Engineered T-Cell Product, but is not more than one of the foregoing: (i) [**] percent ([**]%) of the first [**] dollars ($[**]) of annual, aggregate, worldwide Net Sales of such Licensed Product, (ii) [**] percent ([**]%) of annual, aggregate, worldwide Net Sales of such Licensed Product greater than [**] dollars ($[**]) but less than [**] dollars ($[**]), and (iii) [**] percent ([**]%) of annual, aggregate, worldwide Net Sales of such Licensed Product equal to and greater than [**] dollars ($[**]); and (B) for each Licensed Product is more than one of a [**] Engineered T-Cell Product, [**] Engineered T-Cell Product and [**] Engineered T-Cell Product: (i) [**] percent ([**]%) of the first [**] dollars ($[**]) of annual, aggregate, worldwide Net Sales of such Licensed Product, (ii) [**] percent ([**]%) of annual, aggregate, worldwide Net Sales of such Licensed Product greater than [**] million dollars ($[**]) but less than [**] dollars ($[**]), and (iii) [**] percent ([**]%) of annual, aggregate, worldwide Net Sales of such Licensed Product equal to and greater than [**] dollars ($[**]).

(b)Royalties payable under this Section 6.6 shall be paid on a Licensed Product-by-Licensed Product and country-by-country basis from the date of the first commercial sale of each Product in a country until the later of (i) the tenth (10th) anniversary of the first commercial sale of such Licensed Product in such country and (ii) the expiration date in such country of the last to expire Valid Claim within the Editas IP, the Editas Collaboration IP or the Joint Collaboration IP covering the manufacture, use or sale of such Licensed Product in such country. Only one royalty shall be paid to Editas with respect to a particular Licensed Product subject to royalties under this Section 6.6, without regard to whether more than one Valid Claim covers the manufacture, use or sale of such Product.

(c)If Juno is legally required by a future court order, settlement agreement, contract, or other legally binding written commitment (the “Third Party Royalty Agreement”) to make payments to a Third Party(ies) of running royalties on net sales of a Licensed Product for a license under a valid claim(s) of a pending patent application and/or issued patent(s) by such Third Party(ies) that claims the [**] Reagent used in the manufacture of such Licensed Product as generated and delivered by Editas under the Research Program (or generated by Juno in accordance with Section 4.2(a)), or the manufacture or use of such [**] Reagent as a genome editing construct, then the terms of this Section 6.6(c) shall apply. For purposes hereof, [**] percent ([**]%) of the amount actually paid (up to a maximum deduction of [**]% of Net Sales) to such Third Party(ies) on Net Sales of such Licensed Product shall be referred to as the “Allowable Offset Payment.” Concurrently with the execution of the Third Party Royalty Agreement, the Parties will enter into an amendment to this Agreement to provide (1) for the grant of a sublicense from Juno to Editas under the applicable Third Party Royalty Agreement, with respect to the composition, manufacture or use of the [**] Reagent (unless Editas in good faith believes that such a sublicense is legally or contractually prohibited to Editas or would expose Editas to additional payments to the applicable Third Party that are not related to this Agreement and provided for in this Section 6.6(c)), (2) for the grant of a full sublicense to Juno from Editas of the rights granted by Juno under clause (1), and (3) that Editas will either make such Allowable Offset Payment to Juno or directly to the Third Party that is party to the Third Party Royalty Agreement. If the Parties do not enter into such an amendment to this Agreement, Juno shall be entitled to credit the Allowable Offset Payment against the royalties due to Editas for Net Sales of such Licensed Product. In the event Juno takes a credit against royalties due to Editas under this Agreement, then in the royalty report due to Editas under Section 7.3 at the time such credit is taken, Juno shall include a calculation of the credit taken and, with the first such royalty report on which such credit is taken, the basis for Juno’s determination of commercial necessity. If any of the royalty rates in set forth in Section 6.6(a), after taking into account the Foundational In-Licenses (and, if applicable, the Duke In-License), any other In-License Agreements, any royalty amounts paid by Editas to a Third Party pursuant to this Section 6.6(c) and any amounts credited against royalties due to Editas hereunder pursuant to this Section 6.6(c), would result in the net royalty owing to Editas being less than the amounts set forth below, then such royalty rate is hereby increased to provide for the applicable minimum set forth in Section 6.6(d) below.

(d)In no event shall payments to Editas be reduced pursuant to Section 6.6(c) and Section 8.4 in the aggregate such that after taking into account the royalty owed by Editas under the Foundational In-Licenses (and, if applicable, the Duke In-License), any other In-License Agreements, any royalty amounts paid by Editas to a Third Party pursuant to Section 6.6(c) and any amounts credited against royalties due to Editas hereunder pursuant to Section 6.6(c), Editas would receive less than the following minimum net royalty: [**] percent ([**]%) of Net Sales of a Licensed Product under Section 6.6(a)(A)(i) (or [**] percent ([**]%) if the royalty is owed under the Duke In-License), [**] percent ([**]%) of Net Sales of a Licensed Product under Section 6.6(a)(A)(ii) (or [**] percent ([**]%) if the royalty is owed under the Duke In-License), [**] percent ([**]%) of Net Sales of a Licensed Product under Section 6.6(a)(A)(iii) (or [**] percent ([**]%) if the royalty is owed under the Duke In-License), [**] percent ([**]%) of Net Sales of a Licensed Product under Section 6.6(a)(B)(i) (or [**] percent ([**]%) if the royalty is owed under the Duke In-License), [**] percent ([**]%) of Net Sales of a Licensed Product under Section 6.6(a)(B)(ii) (or [**] percent ([**]%) if the royalty is owed under the Duke In-License), or [**] percent ([**]%) of Net Sales of a Licensed Product under Section 6.6(a)(B)(iii) (or [**] percent ([**]%) if the royalty is owed under the Duke In-

License). Any amounts that are not offset during a reporting period shall not be creditable against payments arising in subsequent reporting periods. For clarity, no deduction may be made by Juno hereunder as a result of payments to a Third Party(ies) of running royalties on net sales of a Licensed Product for a license under a valid claim(s) of a pending patent application or issued patent(s) that claims a Gene Target, Protein Target, Engineered T-Cell or method of diagnosis, treatment or prevention of disease. Furthermore, no deduction may be made by Juno hereunder unless Juno has given Editas an opportunity, in accordance with the terms hereof, to enter into an agreement with such Third Party that would make the applicable valid claim(s) available for sublicensing to Juno in accordance with Section 8.4. Prior to taking any license from a Third Party that would give rise to an offset under this Section 6.6(c), Juno shall notify Editas. Juno shall not take any such license prior to having given Editas a period of at least [**] days for Editas to enter into an agreement with such Third Party that would make the applicable valid claim(s) available for sublicensing to Juno in accordance with Section 8.4. Notwithstanding the foregoing, if Juno is legally required by a future court order or settlement agreement to take a license from such Third Party prior to the end of such [**] day period, then Juno shall so notify Editas promptly, and such [**] day period shall be shortened to such legally required period. Juno shall cooperate with Editas, if so requested by Editas, in Editas’ effort to take a license from any such Third Party.

(e)If the base royalty rate payable by Editas under one or more of the Foundational In-Licenses (and the [**] In-License if applicable) on account of Net Sales of Licensed Products is reduced after the Effective Date other than as result of the payment of additional and material consideration by Editas, Editas shall notify Juno of such reduction and the applicable royalty rate under Section 6.6(a) shall be reduced by an amount that is [**] percent ([**]%) of the effective reduction in aggregate royalty rate payable by Editas under the Foundational In-Licenses (and the [**] In-License if applicable).

ARTICLE 7

PAYMENTS; RECORDS

7.1Payment Method.  All payments due under this Agreement shall be made from a bank located in the United States by bank wire transfer in immediately available funds to a bank account designated by Editas.  All payments hereunder shall be made in U.S. dollars.  If the due date of any payment hereunder is a Saturday, Sunday or national holiday, such payment may be paid on the following business day.  Any payments that are not paid on the date such payments are due under this Agreement shall bear interest to the extent permitted by applicable law at the prime rate as reported by the Wall Street Journal on the date such payment is due, plus an additional [**] percent ([**]%), calculated on the number of days such payment is delinquent.

7.2Taxes.  If Laws require withholding by Juno of taxes imposed upon Editas on any amounts payable hereunder, Juno shall:  (a) deduct such taxes as required by Law from the otherwise remittable payment; and (b) timely pay the taxes to the proper taxing authority; provided that before making any such deduction or withholding, Juno shall give Editas notice of the intention to make such deduction or withholding, which notice shall include the authority, basis and method of calculation for the proposed deduction or withholding, and shall be provided to the extent practicable at least a reasonable period of time before such deduction or withholding is required, in order for Editas to obtain reduction of or relief from such deduction or withholding.

Official receipts of payment of withholding taxes shall be secured and sent to Editas as evidence of such payment.  The Parties shall exercise their commercially diligent efforts to assist each other in claiming exemption from such deductions or withholdings under the provisions of any applicable Law or relevant double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.  Notwithstanding anything in the foregoing to the contrary, and except as set forth in Section 7.7, Juno agrees to make all payments to Editas hereunder from within the United States of America, unless Editas otherwise agrees in writing.

7.3Royalty Payments and Reports.  Royalty payments under this Agreement with respect to Net Sales of Licensed Product in a given calendar quarter shall be made to the Editas or its designee quarterly within [**] days following the last day of the applicable calendar quarter.  Each royalty payment shall be accompanied by a report detailing, [**].

7.4Books and Records; Accounting and Audits.  Juno shall maintain (and shall cause its Affiliates and Sublicensees to maintain) complete, true and accurate books and records, in accordance with GAAP, in sufficient detail for Editas to determine the calculation of Net Sales and royalty and other payments payable by Juno hereunder.  Editas shall maintain complete, true and accurate books and records, in accordance with GAAP, in sufficient detail for Juno to determine costs and expenses incurred by Editas that are payable by Juno hereunder.  Each Party shall maintain such records for at least [**] years following the end of the calendar year to which they pertain.  A Party (the “Auditing Party”) shall have the right, at its own expense and not more than [**] during the Term, to have an independent, certified public accountant of nationally recognized standing, selected by the Auditing Party and reasonably acceptable to the other Party (“Audited Party”), and under appropriate obligations of confidence, audit such books and records of the Audited Party in the location(s) where such books and records are maintained upon reasonable notice (which shall be no less than [**] business days’ prior written notice) and during regular business hours, for the sole purpose of verifying the basis and accuracy of the payments required and made under this Agreement or the work completed and amounts to be reimbursed, as applicable, in each case for the period commencing on the first day of the [**] calendar year preceding the year during which such audit is conducted.  Such audit may encompass any portion of the period commencing on the first day of the [**] calendar year preceding the year during which the audit occurs and ending on the date on which the audit occurs.  The report of such accountant with respect to such an audit shall be limited to a certificate stating whether any report made or invoice or payment submitted by the Audited Party during such period is accurate or inaccurate and, if a discrepancy is identified, shall also indicate the amount and nature of such discrepancy, and the correct information (with respect to the applicable period).  No other information shall be provided to the Auditing Party.  Such accountant shall provide Editas and Juno with a copy of each such report simultaneously.  Should the audit lead to the discovery of a discrepancy: (a) to the Auditing Party’s detriment, the Audited Party shall pay to the Auditing Party the amount of the discrepancy within [**] days of the Audited Party’s receipt of the report; or (b) to the Audited Party’s detriment, the Audited Party may, as applicable, credit the amount of the discrepancy against future payments payable to the Auditing Party under this Agreement, and if there are no such payments payable, then the Auditing Party shall pay to the Audited Party the amount of the discrepancy within [**] days of the Auditing Party’s receipt of the report.  The Auditing Party shall pay the full cost of the review unless the discrepancy is to the Auditing Party’s detriment and is greater than [**] percent ([**]%) of the amount due or payable (or in the case where Juno is the Auditing Party, the costs and expenses required to be reimbursed by Juno) for such audited period, then the Audited Party shall pay or reimburse the reasonable cost charged by such accountant for such audit.  Once the Auditing Party has conducted an audit permitted by this Section 7.4 in respect of any period, it may not re-inspect the Audited Party’s books and records in respect of such period, unless a subsequent audit of a separate reporting period uncovers fraud on the part of the Audited Party that is reasonably expected to have been occurring during the prior audited period.  The Parties shall no longer be required to retain such books and records for any calendar year after the expiration of the [**] calendar year following such calendar year.

7.5United States Dollars.  All dollar ($) amounts specified in this Agreement are United States dollar amounts.

7.6Payment Method and Currency Conversion.  Except as otherwise provided herein, all payments due to a Party hereunder shall be due and payable within [**] days after receipt of an invoice from the other Party and shall be paid via a bank wire transfer to such bank account as such Party shall designate.  For the purposes of determining the amount of any payment due to Editas hereunder for the relevant calendar quarter under Section 6.6 amounts received by Juno in any foreign currency shall be converted into United States dollars using the conversion rate existing in the United States (as reported in the Wall Street Journal) on the last business day of the applicable calendar quarter; provided, however, that if the Wall Street Journal ceases to be published or does not quote the applicable currency exchange rate, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States or by such foreign currency desk of a major money-center bank as Juno reasonably shall select and of which Juno shall provide Editas with notice.

7.7Blocked Currency.  If at any time applicable Law in any country in the Territory makes impossible or illegal the prompt remittance of any payments with respect to sales therein, Juno shall promptly notify Editas of the conditions preventing such transfer and such royalties or other payments shall be deposited in local currency in the relevant country to the credit of Editas in a recognized banking institution with a good creditworthiness, such banking institution to be designated by Editas or, if none is designated by Editas within [**] days, in a recognized banking institution selected by Juno and identified in a written notice given to Editas.  If so deposited in a foreign country, Juno shall provide reasonable cooperation to Editas so as to allow Editas to assume control over such deposit as promptly as practicable.

7.8Confidentiality.  Each Party shall treat all financial information of the other Party that is subject to review under this ARTICLE 7of this Agreement (including all royalty reports) as such other Party’s Confidential Information.

ARTICLE 8

INTELLECTUAL PROPERTY

8.1Ownership of Inventions; Disclosure.

(a)Ownership. Title to all Inventions and other intellectual property made by employees or agents of Editas in the course of activities conducted pursuant to the Research Program shall be owned by Editas; title to all Inventions and other intellectual property made by employees or agents of Juno in the course of activities conducted pursuant to the Research Program shall be owned by Juno; title to all Inventions and other intellectual property made jointly by employees or agents of Juno and Editas in the course of performing, or in connection with, the Research Program shall be owned jointly by Juno and Editas. For the avoidance of doubt, Editas and its employees and agents that are used under the Research Program are not employees or agents of Juno. Inventorship of Inventions and other intellectual property made pursuant to this Agreement shall be determined in accordance with the patent laws of the United States. Except as expressly provided in this Agreement, neither Party shall have any obligation to account to the other for profits, or to obtain any approval of the other Party to license or exploit jointly-owned subject matter, by reason of joint ownership thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any such consent or accounting.

(b)Disclosure of Inventions. Each Party shall promptly disclose to the other any Inventions made in connection with this Agreement. Neither Party shall use the results of the Research Program or any information constituting Collaboration IP to support any patent applications that are not a Collaboration Patent.

(c)Background IP. Each Party shall retain ownership of intellectual property rights existing as of the Effective Date, or developed or acquired independently of the Research Program, and nothing in this Agreement shall assign any ownership to the other Party with respect to such intellectual property rights.

(d)License to Editas. Subject to the rights granted under Section 4.2, Juno hereby grants to Editas under the Juno Collaboration IP a non-exclusive, perpetual, worldwide, fully paid-up, royalty-free license (with right to sublicense through multiple tiers) to practice any methods and to make, use, sell, offer for sale and import any products in each case in the field of Genome Editing Technology.

(e)License to Juno. Editas hereby grants to Juno under the Editas Collaboration IP a non-exclusive, perpetual, worldwide, fully paid-up, royalty-free license (with right to sublicense through multiple tiers) to practice any methods and to make, use, sell, offer for sale and import any products in each case in the field of Engineered T-Cells.

8.2Patent Prosecution.

(a)Editas Collaboration Patents. Editas shall be responsible, at its expense, and shall have the exclusive right for preparing, filing, prosecuting and maintaining the Editas Collaboration Patents and for conducting any interferences, re-examinations, inter partes review, post-grant proceedings, reissues and oppositions relating thereto. Editas shall keep Juno fully informed with respect to (a) the issuance of patents filed by Editas pursuant to this Section 8.2(a) and (b) the abandonment of any patent or patent application maintained by Editas pursuant to this Section 8.2(a). Without limiting the foregoing, Editas shall (i) provide Juno with copies of the text of the applications relating to the Editas Collaboration Patents as soon as practical but at least [**] days before filing, except for urgent filings in which case Editas shall provide copies as soon as practical before, simultaneously with or immediately after filing; (ii) provide Juno with a copy of each submission made to and material document received from a patent authority, court or other tribunal regarding any Editas Collaboration Patents reasonably promptly after making such filing or receiving such material document, including a copy of each application as filed together with notice of its filing date and application number; (iii) keep Juno advised of the status of all material communications, actual and prospective filings or submissions regarding the Editas Collaboration Patents, and shall give Juno copies of any such material communications, filings and submissions proposed to be sent to any patent authority or judicial body; and (iv) consider in good faith Juno’s comments on the material communications, filings and submissions for the Editas Collaboration Patents.

(b)Juno Collaboration Patents. Juno shall be responsible, at its expense, and shall have the exclusive right for preparing, filing, prosecuting and maintaining the Juno Collaboration Patents and for conducting any interferences, re-examinations, inter partes review, post-grant proceedings, reissues and oppositions relating thereto. To the extent the Juno Collaboration Patents relate to Genome Editing Technology, Juno shall keep Editas fully informed with respect to (a) the issuance of patents filed by Juno pursuant to this Section 8.2(a) and (b) the abandonment of any patent or patent application maintained by Juno pursuant to this Section 8.2(a). Without limiting the foregoing, Juno shall (i) provide Editas with copies of the text of the applications relating to such Juno Collaboration Patents as soon as practical but at least [**] days before filing, except for urgent filings in which case Juno shall provide copies as soon as practical before, simultaneously with or immediately after filing; (ii) provide Editas with a copy of each submission made to and material document received from a patent authority, court or other tribunal regarding any such Juno Collaboration Patents reasonably promptly after making such filing or receiving such material document, including a copy of each application as filed together with notice of its filing date and application number; (iii) keep Editas advised of the status of all material communications, actual and prospective filings or submissions regarding the such Juno Collaboration Patents, and shall give Editas copies of any such material communications, filings and submissions proposed to be sent to any patent authority or judicial body; and (iv) consider in good faith Editas’ comments on the material communications, filings and submissions for such Juno Collaboration Patents.

(c)Joint Collaboration Patents. The Parties shall be jointly responsible for preparing, filing, prosecuting and maintaining the Joint Collaboration Patents and for conducting any interferences, re-examinations, inter partes review, post-grant proceedings, reissues and oppositions relating thereto and shall equally share all costs related thereto. Within [**] days following the Effective Date, the parties shall jointly select counsel (“Joint Counsel”) for the prosecution and maintenance of all Joint Collaboration Patents. The Joint Counsel shall give Juno and Editas (or each Party’s designee) an opportunity to review the text of each application, office action response or other substantive document relating to a prospective Joint Collaboration Patent before filing with any patent office in the Territory, shall incorporate Juno’s and Editas’ (or each Party’s designee) reasonable comments with respect thereto, and shall supply Juno and Editas (or each Party’s designee) with a copy of each such application, office action response or other substantive document as filed, together with notice of its filing date and serial number. In the event that Editas and Juno provide Joint Counsel with conflicting instructions regarding the prosecution or maintenance of a Joint Collaboration Patent, Joint Counsel shall make the Parties aware of such conflicting instructions and the Parties shall attempt to resolve such conflict through their respective Chief Executive Officers, who shall meet in person or by telephone promptly after being made aware of such conflict. If the Parties are not able to resolve such conflict within a reasonable time prior to the applicable filing deadline, the Joint Counsel shall take such action with respect to claims relating to Genome Editing Technology as Editas shall have instructed and with respect to claims relating to Engineered T-Cells as Juno shall have instructed, and such action with respect to all other claims as would reasonably be expected to maximize the scope, extent and coverage of such Joint Collaboration Patent, provided, however, that with respect to such all other claims, if Joint Counsel is unwilling to act in the absence of a mutually agreed instruction of the Parties, then Joint Counsel shall take no action. Both Parties shall cooperate with Joint Counsel for all activities relating to Joint Collaboration Patent prosecution and maintenance

(d)Cooperation. Each Party shall reasonably cooperate with and assist the other Party in connection with the activities of such Party under this Section 8.2 upon the reasonable request of the other Party or by Joint Counsel, including by making scientists and scientific records reasonably available and the execution of all such documents and instruments and the performance of such acts as may be reasonably necessary in order to permit the other Party to continue any filing, prosecution, maintenance or extension of such patents and patent applications.

8.3Enforcement and Defense.

(a)Notice. Each Party shall promptly notify the other of any knowledge it acquires of any potential infringement of (i) the Collaboration Patents with respect to any Engineered T-Cells, or (ii) the Editas Patents with respect to a Competitive Product, in each case by a Third Party.

(1)If (i) any Editas Collaboration Patent is infringed by a Third Party in any country in the Territory in connection with Engineered T-Cells incorporating a Final [**] Engineered T-Cell Target, Final [**] Engineered T-Cell or [**] T-Cell Target the expression of which has been modulated, or (ii) any Editas Patent is infringed by a Third Party in any country in the Territory in connection with a Competitive Product (which for purposes of this Section 8.3 requires that the Licensed Product with respect to which there is a Competitive Product must be a Licensed Product that includes a [**] Engineered T-Cell Target, [**] Engineered T-Cell Target or [**] Engineered T-Cell Target, as applicable, that Juno has designated as a Final [**] Engineered T-Cell Target, a Final [**] Engineered T-Cell Target or Final [**] Engineered T-Cell Target, as applicable), then except as provided in Section 8.3(a)(2) below, Editas shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to such infringement of such patent, by counsel of its own choice. If in any such proceeding Juno is required to join for standing purposes or in order for Editas to commence or continue any such proceeding, then Juno shall join such proceeding, [**], and shall be represented in such proceeding by counsel of Juno’s choice. The exercise by Editas of the right to bring an infringement action shall be subject to and consistent with the terms of all applicable In-License Agreements. If Editas does not take action in the prosecution, prevention, or termination of any infringement pursuant to this Section 8.3(a)(1), and has not commenced negotiations with the suspected infringer for the discontinuance of said infringement, within [**] days after receipt of notice of the existence of an infringement (or in cases where there is a relevant statutory period during which an infringement action must be commenced that would expire prior to the expiration of such [**] day period and of which Juno has notified Editas promptly after it becomes aware, [**] days prior to the expiration of such relevant statutory period), Juno and Editas shall meet and discuss Editas’ reasons for not initiating a lawsuit or otherwise making or prosecuting a claim. If after having given due consideration to Editas’ reasons, Juno desires to initiate a lawsuit or otherwise make or prosecute a claim of infringement with respect to Engineered T-Cells incorporating a Final [**] Engineered T-Cell Target, Final [**] Engineered T-Cell or [**] T-Cell Target the expression of which has been modulated or a Competitive Product, in each case that is being commercialized in the Exclusive Field, Juno shall so notify Editas. The Parties will negotiate in good faith and reach a written agreement on the terms and conditions under which Juno may initiate a lawsuit or otherwise make or prosecute such claim of infringement under the relevant claims of Editas Collaboration Patents and Editas Patents; provided, however, that if the expiration date of a statutory period of commercial exclusivity with respect to a Licensed Product is known, then if requested by Juno, the Parties will commence the good faith negotiation of such agreement up to [**] in advance of such expiration date; and provided further, however that Juno acknowledges and agrees that it shall have no right under any circumstances to initiate a lawsuit or otherwise make or prosecute a claim of infringement under an Editas Patent that is subject to a license under an In-License Agreement unless Editas has the right under the applicable In-License Agreement to grant to Juno the right to initiate a lawsuit or otherwise make or prosecute a claim of infringement and such grant is expressly provided in the rights granted to Juno pursuant to the agreement contemplated by this sentence of this Section 8.3(a)(1).

(2)If any Editas Solely Owned Patent and/or Editas Collaboration Patent claims a [**] Reagent(s) as composition(s) of matter (or claims the manufacture or use thereof), a method of making an Engineered T-Cell using Genome Editing Technology and/or an Engineered T-Cell made using a [**] Reagent(s) and such claim(s) is(are) infringed by a Third Party in any country in the Territory in connection with a Competitive Product being Commercialized in the Exclusive Field, then Juno shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to such infringement of such claim(s) , by counsel of its own choice. For clarity, a claim of an Editas Solely Owned Patent or an Editas Collaboration Patent that claims a novel Cas9 as a composition of matter is not a claim to a [**] Reagent(s) that incorporates such Cas9 as composition of matter, but a claim to a [**] Reagent(s) the description of which includes such Cas9 may be a claim to a [**] Reagent(s) as a composition of matter. For further clarity, a claim of an Editas Solely Owned Patent or an Editas Collaboration Patent that claims a method of making a cell of any sort using Genome Editing Technology is not a claim to a method of making an Engineered T-Cell using Genome Editing Technology, but a claim to a method of making a CAR-T Cell may be a claim to a method of making an Engineered T-Cell using Genome Editing Technology. If in any such proceeding Editas is required to join for standing purposes or in order for Juno to commence or continue any such proceeding, then Editas shall join such proceeding, [**], and shall be represented in such proceeding by counsel of Editas’ own choice. If in any such proceeding Editas is not required to join for standing purposes or in order for Juno to commence or continue any such proceeding, Editas shall have the right, but not the obligation, to join such proceeding, at Editas' expense, and shall be represented in such proceeding by counsel of Editas’ own choice. Juno shall keep Editas reasonably informed of the progress of the action or proceeding and shall give Editas a reasonable opportunity in advance to consult with Juno and offer its views about material decisions affecting such action or proceeding. Juno shall give careful consideration to those views, but shall have the right to control such action or proceeding. If Juno fails to defend in good faith the validity and/or enforceability of the Editas Solely Owned Patents and/or Editas Collaboration Patents in such action or proceeding, Editas may elect to take control of such action or proceeding as if it were initiated pursuant to Section 8.3(a)(1). Juno shall not compromise or settle any action or proceeding on terms that diminish the scope, validity or enforceability of Editas IP or Editas Collaboration Patents without the prior written consent of Editas. If Juno does not take action in the prosecution, prevention, or termination of any infringement pursuant to this Section 8.3(a)(2), and has not commenced negotiations with the suspected infringer for the discontinuance of said infringement, within [**] days after receipt of notice of the existence of an infringement, then Editas shall have the sole right to bring an enforcement action in accordance with Section 8.3(a)(1).

(3)If any Joint Collaboration Patent is infringed by a Third Party in any country in the Territory in connection with Engineered T-Cells, then Juno shall have the primary right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to such infringement of such patent, by counsel of its own choice. Juno shall notify Editas at least [**] days prior to initiating any such action or proceeding. Promptly after a request by Editas, the Parties shall meet to discuss any reasons Editas may have against initiating any such action or proceeding, and Juno shall consider such reasons in good faith. The Parties will negotiate in good faith the terms and conditions under which Editas shall be kept informed of the progress and status of, and Juno shall consider in good faith the suggestions of Editas with respect to, any such action or proceeding to the extent it relates to Genome Editing Technology. If in any such proceeding Editas is required to join for standing purposes or in order for Juno to commence or continue any such proceeding, then Editas shall join such proceeding, [**]. Editas shall be represented in such proceeding by counsel of its own choice, subject to the approval of Juno, not to be unreasonably withheld or delayed.

(4)Unless otherwise agreed by the Parties in writing, the amount of any recovery from a proceeding brought under Section 8.3(a)(1) or 8.3(a)(2) or 8.3(a)(3) shall first be applied to the out-of-pocket costs of such action by both Parties, and then Editas shall receive an amount equal to the royalties that would have been due upon the remainder as if such remainder are Net Sales of a Licensed Product sold by or under the authority of Juno, and the remaining portion of such recovery shall be paid to Juno. If in connection with a proceeding brought under Section 8.3(a)(1), an In-License Counterparty is entitled to a portion of any recovery that is greater than its royalty on Net Sales of a Licensed Product, the Parties will meet and agree in good faith on an alternative sharing of such recovery to that set forth in the immediately preceding sentence that takes into account the amounts payable to the applicable In-License Counterparties and results in an equitable allocation of the amounts remaining to Juno and Editas after payment of such amounts to the applicable In-License Counterparties.

(5)With respect to any defense or declaratory judgment actions relating to Joint Collaboration Patents, Juno shall have the sole right, but not the obligation, to assume the defense thereof at [**]. If Juno declines to take such action, then Editas shall have the right, but not the obligation, to assume the defense thereof at [**]. Each Party agrees to render such reasonable assistance as the defending Party may request, at the defending Party’s expense, with respect to actions brought pursuant to this Section 8.3(a)(5). For the avoidance of doubt, with respect to any defense or declaratory judgment actions relating Editas Collaboration Patents, Editas shall have the sole right, but not the obligation to assume the defense thereof at its sole cost and expense. With respect to any defense or declaratory judgment actions relating to Juno Collaboration Patents, Juno shall have the sole right, but not the obligation to assume the defense thereof at its sole cost and expense.

8.4Subsequently Obtained IP.  If during the Term, Editas or its Affiliates (other than any person or entity that acquires all or any part of Editas or an Affiliate of Editas, and any affiliates of such person or entity) may first Control (a) Know-How that relates to the Genome Editing Technology used in the conduct of the Research Program or is necessary to make, use, sell, offer for sale or import a Licensed Product, and (b) Patent Rights that claim or cover any of the Know-How described in clause (a) (collectively, the “Subsequently Obtained IP”), Editas shall promptly provide to Juno a written description of the Subsequently Obtained IP after generation or acquisition, together with a true and correct copy of any Third Party license or other agreement pursuant to which Editas acquired such Subsequently Obtained IP (redacted as to terms not material to a sublicensee thereunder).  If such agreement permits the sublicensing of rights to Juno and Juno notifies Editas in writing within [**] days after receipt of such copy of such Third Party license agreement that Juno elects to receive a sublicense of rights granted under such Third Party license agreement, then the rights granted under such Third Party license agreement shall be an “In-License” under this Agreement, and such Third Party license agreement shall be an “In-License Agreement” under this Agreement.  Unless and to the extent Editas is legally required by a future court order or settlement agreement to make any amendments or modifications to an In-License Agreement (including the Foundational In-Licenses or Duke In-License) after the date the In-License Agreement was first provided to Juno, Editas shall not make any amendments or modifications to such In-License Agreement that would materially increase the obligations or materially decrease the rights of Juno as a sublicensee under such In-License as provided herein without Juno’s written consent.  If Editas intends to take any action or inaction to terminate any In-License Agreement, including a Foundational In-License or Duke In-License, Editas shall use Commercially Reasonable Efforts to provide Juno with an opportunity to obtain a direct license from the applicable Third Party.  Notwithstanding the foregoing, Editas, without Juno’s written consent and without providing Juno with an opportunity to obtain a direct license, may amend, modify or terminate an In-License Agreement with respect to Know-How and/or Patent Rights that cover or claim Genome Editing Technology that is not used (nor intended to be used) in the Research Program or other Know-How and/or Patent Rights that are not necessary to make, use, sell, offer for sale or import a Licensed Product.  All Subsequently Obtained IP will only be included in the Editas IP if Juno agrees in writing to any pass-through financial obligations under the applicable Third Party license or other agreement; provided, that if and to the extent the relevant In-License Agreement would have resulted in a royalty offset under Section 6.6(c) had such Subsequently Obtained IP been licensed by Juno from a Third Party as provided in Section 6.6(c), the pass-through running royalty obligations paid by Juno in accordance with such In-License Agreement as provided in this Section 8.4 shall be treated as if they were paid by Juno under a Third Party license or other agreement in accordance with the terms of Section 6.6(c) for purposes of determining the minimum net royalties owed under Section 6.6(c).

8.5Duke In-License.  Editas promptly shall seek from Duke a consent to a sublicense (on the terms provided herein) under the Duke In-License of the rights licensed to Editas under the Duke In-License relating to Genome Editing Technology.  Editas shall use Commercially

Reasonable Efforts to seek and obtain such consent; provided, however, for clarity, that such Commercially Reasonable Efforts shall not require the payment by Editas of any consideration to Duke that is not provided for in the Duke In-License.  Know-How and Patent Rights that are the subject to the Duke In-License will only be included in the Editas IP if and when such consent from Duke is obtained.

8.6Patent Challenge.  In the event that Juno or any of its agents, Affiliates or Juno Sublicensees is or becomes a Challenging Party, then (a) Juno shall provide Editas with at least [**] days’ notice prior to taking any such action, (b) [**], either directly or under the terms of the Harvard-Broad License, within [**] days after [**]; (c) the exclusive licenses granted in this Agreement may, as of the date of initiation of said challenge or opposition, upon notice by Editas to Juno, be converted by Editas at its option into non-exclusive licenses for the remainder of the Term, and in such event Editas shall have the right to grant licenses under the Editas IP to third parties in the Exclusive Field, subject to the then-existing non-exclusive license provided herein; (d) if any fees, royalties, milestones or revenues payable to Institutions under the Harvard-Broad License double in amount as a result of such Patent Challenge, [**]; and (e) at any time after the Patent Challenge is brought, Editas may, at its option, terminate this Agreement according to Section 13.5; provided that if any of subsections (a) through (e) are held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any of the other said subsections.  Notwithstanding any provision of this Agreement to the contrary, Juno shall not have the right to assume or participate in the defense, settlement or other disposition of such Patent Challenge through its status as licensee under this Agreement, but [**].  The Parties agree that any challenge or opposition to a Patent Right by Juno may be detrimental to Editas, and that the above provisions shall constitute reasonable liquidated damages to reasonably compensate Editas for any loss it may incur as a result of Juno taking such action.

ARTICLE 9

CONFIDENTIALITY AND PUBLICATION

9.1Confidential Information.  Except as otherwise expressly provided herein, the Parties agree that, for the Term and for [**] years thereafter, the receiving Party shall not, except as expressly provided in this ARTICLE 9, disclose to any Third Party any Confidential Information furnished to it by the disclosing Party pursuant to this Agreement, or any results of the Research Program (“Results”).  For purposes of this ARTICLE 9, “Confidential Information” mean any information, samples or other materials, which if disclosed in tangible form is marked “confidential” or with other similar designation to indicate its confidential or proprietary nature, or, if disclosed orally, is indicated orally to be confidential or proprietary at the time of such disclosure and is confirmed in writing as confidential or proprietary within [**] days after such disclosure.  Notwithstanding the foregoing, Confidential Information shall not include any information that can be established by the receiving Party by competent proof that such information:

(a)was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

(b)was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d)was independently developed by the receiving Party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

(e)was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others.

Notwithstanding anything to the contrary in this Section 9.1, and for the purposes of clarity, the identity of the Gene Targets and the results of the Research Program shall be deemed Confidential Information of Juno. The identity of the Gene Targets and the Research Program results shall not be disclosed by Editas to any Third Party for so long as the identity of such Gene Target or such results remains Confidential Information.

9.2Permitted Use and Disclosures.  Each Party may use or disclose Confidential Information disclosed to it by the other Party or Results to the extent such use or disclosure is reasonably necessary and permitted in the exercise of the rights granted hereunder (including Juno’s development and commercialization of Products) and in filing or prosecuting patent applications (subject to Section 8.1(b)), prosecuting or defending litigation, complying with applicable governmental laws, regulations or court order or otherwise submitting information to tax or other governmental authorities, per the rules of any securities exchange or similar organization, conducting clinical trials, or making a permitted sublicense or otherwise exercising license rights expressly granted by the other Party to it pursuant to the terms of this Agreement, provided that if a Party is required by governmental authority to make any such disclosure, other than pursuant to a confidentiality agreement, it shall give reasonable advance notice to the other Party of such disclosure and, save to the extent inappropriate in the case of patent applications, shall use its reasonable efforts to secure confidential treatment of such information in consultation with the other Party prior to its disclosure (whether through protective orders or otherwise) and disclose only the minimum necessary to comply with such requirements.

9.3Scientific Publications.  During the Research Program Term, neither Party shall first publish or first present in a public forum the scientific or technical results of any activity performed pursuant to this Agreement without the opportunity for prior review and comment by the other Party.  Each Party agrees to provide the other Party with the opportunity to review any proposed abstract, manuscript or scientific presentation (including any verbal presentation) that relates to its activities performed pursuant to this Agreement during the Research Program Term, at least [**] days prior to its intended submission for publication and agrees, upon request, not to submit any such abstract or manuscript for publication until the other Party is given a reasonable period of time up to [**] to secure patent protection for any material in such publication that it believes to be patentable.  Both Parties understand that a reasonable commercial strategy may require delay of publication of information or filing of patent applications first with respect to activities performed or results obtained pursuant to this Agreement during the Research Program Term, or not to publish at all if necessary to preserve trade secrets.  The Parties agree to review and decide whether to delay publication of such information to permit filing of patent applications.  Neither Party shall have the right to publish or present any Confidential Information of the other Party, except as provided in Section 9.2.  After the Research Program Term, each Party and its Affiliates may publish or present results, data or scientific findings of any of their activities without the prior review of the other Party, provided that such publication or presentation does not disclose any of the other Party’s Confidential Information.  Nothing contained in this Section 9.3 shall prohibit the inclusion of information necessary for a patent application; provided that the non-filing Party is given a reasonable opportunity to review the information to be included prior to submission of such patent application in accordance with Section 8.2.  Nothing contained in this Section 9.3 shall prohibit either Party from disclosing the results, data or scientific findings of any activity performed by the other Party or its Affiliates pursuant to this Agreement without prior review and prior written consent of the other Party, where required, as reasonably determined by the disclosing Party’s legal counsel, by applicable law; provided that if a Party is required by law to make any such disclosure, to the extent it may legally do so, it will give reasonable advance notice to the other Party of such disclosure and will use its reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

9.4Nondisclosure of Terms.  Each of the Parties agrees that the terms of this Agreement are Confidential Information of each Party and not to disclose the terms of this Agreement to any Third Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, except: (a) as otherwise permitted under this Agreement; or (b) to such Party’s attorneys, advisors, investors, potential investors, acquirers and other similarly situated Third Parties, and in the case of Juno to actual or prospective collaborators or licensees, in each case on a need to know basis under circumstances that reasonably ensure the confidentiality thereof, or to the extent required by law.  Notwithstanding the foregoing, the parties have agreed upon the content of a joint press release which shall be issued substantially in the form attached hereto as Schedule 9.4, the release of which the parties shall coordinate in order to accomplish such release promptly upon execution of this Agreement.

9.5Compliance with In-Licenses.  To the extent required under the terms of an In-License Agreement, Juno agrees that Editas may disclose this Agreement, its terms and any other information that otherwise would be the Confidential Information of Juno.

ARTICLE 10

REPRESENTATIONS AND WARRANTIES

10.1Juno.  Juno represents, warrants and covenants that:  (a) it has the legal power, authority and right to enter into this Agreement and to fully perform all of its obligations hereunder; (b) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms; (c) the performance of its obligations and the grant of rights hereunder do not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligations of Juno or its Affiliates; and (d) as of the Effective Date there is no claim or demand of any Third Party pertaining to, or any proceeding that is pending or, to the knowledge of Juno, threatened, that challenges the rights of Juno to use the Gene Targets or to conduct the Research Program.

10.2Editas.  Except [**], Editas represents, warrants and covenants that:  (a) it has the legal power, authority and right to enter into this Agreement and to fully perform all of its obligations hereunder; (b) this Agreement is a legal and valid obligation binding upon it and enforceable in accordance with its terms; (c) the performance of its obligations and the grant of rights hereunder do not conflict with, violate or breach or constitute a default or require any consent under, any contractual obligations of Editas or its Affiliates; (d) as of the Effective Date there is no claim or demand of any Third Party pertaining to, or any proceeding that is pending or, to the knowledge of Editas, threatened, that challenges the rights of Editas to use the Editas IP or to conduct the Research Program; (e) as of the Effective Date, [**], no Third Party has made claims regarding ownership of, nor are there other defects or deficiencies in the ownership of, the Editas IP in a manner that would materially adversely affect the scope (when taken as a whole) of Juno’s licenses granted under this Agreement; and (f) as of the Effective Date, [**], the use of the Editas Know-How intended to be used in the Research Program as provided in the Research Plan, and the use of the [**] Reagents intended to be made under the Research Plan, would not result in the infringement of any issued patent owned by a Third Party and as to which Editas does not have a sufficient license or other right of use, provided that the representation in this clause (f) shall not extend to [**].

10.3Disclaimer.  Juno and Editas specifically disclaim any guarantee that the Research Program shall be successful, in whole or in part.  Provided that the Parties perform their obligations under this Agreement and the Research Plan, the failure of the Parties to successfully develop, a [**] Engineered T-Cell, a [**] Engineered T-Cell or an [**] Engineered T-Cell and/or Licensed Products shall not constitute a breach of any representation or warranty or other obligation under this Agreement.  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, EDITAS AND JUNO MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE EDITAS IP, COLLABORATION IP, INFORMATION DISCLOSED HEREUNDER OR PRODUCTS INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF ANY COLLABORATION IP, PATENTED OR UNPATENTED, OR NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

ARTICLE 11

INDEMNIFICATION

11.1Juno.  Juno agrees to indemnify, defend and hold harmless Editas and its Affiliates and their respective directors, officers, employees, agents and their respective successors, heirs and assigns (the “Editas Indemnitees”) from and against any losses, costs, claims, suits, investigations, actions, demands, judgments, damages, deficiency, liabilities, expense or obligation or any kind or nature (including reasonable attorneys’ and professional fees and other costs and expenses of litigation or defense) (collectively, “Liabilities”) based upon, arising out of or otherwise in connection with, directly or indirectly, any Third Party claims, suits, actions, demands or judgments, relating to (a) personal injury or death resulting from any Product researched, Developed, manufactured, used, sold or otherwise distributed by or on behalf of Juno, its Affiliates or Sublicensees, (b) the negligence or willful misconduct of Juno or (c) any breach by Juno of the representations, warranties or covenants made in this Agreement, except, in each case, to the extent such Liabilities result from Section 11.2(a) or (b), or of any provision of an In-License Agreement of which Juno is aware.

11.2Editas.  Editas agrees to indemnify, defend and hold Juno and its Affiliates and Sublicensees and their respective directors, officers, employees, agents and their respective successors, heirs and assigns (the “Juno Indemnitees”) harmless from and against any Liabilities arising, directly or indirectly out of or in connection with Third Party claims, suits, actions, demands or judgments, relating to (a) the negligence or willful misconduct of Editas, or (b) any breach by Editas of its representations, warranties and covenants made in this Agreement, except, in each case, to the extent such Liabilities result from Section 11.1(b) or (c).

11.3Indemnification Procedure.  A Party that intends to claim indemnification (the “Indemnitee”) under this ARTICLE 11 shall promptly notify the other Party (the “Indemnitor”) in writing of any claim, complaint, suit, proceeding or cause of action with respect to which the Indemnitee intends to claim such indemnification (for purposes of this Section 11.3, each a “Claim”), and the Indemnitor shall have sole control of the defense and/or settlement thereof; provided that the Indemnitee shall have the right to participate, at its own expense, with counsel of its own choosing in the defense and/or settlement of such Claim.  The indemnification obligations of the Parties under this ARTICLE 11 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the consent of the Indemnitor.  The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such Claim, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of liability to the Indemnitee under this ARTICLE 11, but the omission to deliver such written notice to the Indemnitor shall not relieve the Indemnitor of any liability to any Indemnitee otherwise than under this ARTICLE 11.  The Indemnitee under this ARTICLE 11, and its employees, at the Indemnitor’s request and expense, shall provide full information and reasonable assistance to Indemnitor and its legal representatives with respect to such Claims covered by this indemnification.  It is understood that only Juno or its permitted assignee may claim indemnity under this ARTICLE 11 (on its own behalf or on behalf of a Juno Indemnitee), and other Juno Indemnitees may not directly claim indemnity hereunder.  Likewise, it is understood that only Editas may claim indemnity under this ARTICLE 11 (on its own behalf or on behalf of an Editas Indemnitee), and other Editas Indemnitees may not directly claim indemnity hereunder.

ARTICLE 12

OTHER TERMS RELATING TO IN-LICENSES

12.1Indemnification under the Harvard-Broad License.  Notwithstanding the provisions of Article 11 to the contrary, the provisions of this Section 12.1 shall apply to Juno’s obligation to indemnify Institution Indemnitees, MIT Indemnitees and HHMI Indemnitees:

12.1.1Juno shall, and shall cause its Affiliates and Juno Sublicensees to, indemnify, defend and hold harmless the Institution Indemnitees and MIT Indemnitees from and against any claim, suit, investigation, action, demand, judgment, liability, cost, expense, damage, deficiency, loss or obligation of any kind or nature (including reasonable attorneys’ fees and other costs and expenses of litigation or defense), based upon, arising out of, or otherwise relating to this Agreement or any sublicense or subcontract hereunder, including any cause of action relating to product liability concerning any product, process, or service made, used, sold or performed pursuant to any right or license granted under this Agreement (collectively, “Claims”) except to the extent any such Claim results from or arises out of the gross negligence or willful misconduct of an Institution Indemnitee or MIT Indemnitee seeking indemnification hereunder or material breach of the Harvard-Broad Agreement by an Institution.  Juno and each of its Affiliates and Juno Sublicensees are referred to as “Juno Indemnitor” below.

12.1.2Notification of Editas; Editas Right to Consent.  In the event that a Juno Indemnitor receives notice of any Claim for which indemnification may be sought hereunder, Juno shall promptly, but no longer than [**] Business Days’ later, notify Editas of such Claim and as soon as reasonably practicable thereafter provide Editas with all documentation and information Juno Indemnitor may have in its possession with regard thereto.  Unless and until the Institutions Indemnitees and MIT Indemnitees have release Editas from all Liabilities arising out of or in connection with the Claim for which indemnification may be sought hereunder, Juno shall not take, and shall cause its Affiliates and Juno Sublicensees not to take, any action in the defense or settlement of such Claim without Editas’ prior written consent, not to be unreasonably withheld or delayed.  Neither Juno, nor any of its Affiliates or Juno Sublicensees, may settle such Claim on terms that admit any liability on the part of Editas, impose any obligation on Editas, or diminish the rights of Editas without Editas’ prior written consent, which may be given or withheld in Editas’ sole discretion.

12.1.3Procedures.  With respect to any Claim for which indemnification is sought by an Institution Indemnitee or MIT Indemnitee pursuant to the terms of the Harvard-Broad License as incorporated herein, Juno acknowledges and agrees that the provisions of the Harvard-Broad License relating to the procedures for indemnification shall apply as if such procedures were written in full herein, with the defined terms “Company” being deemed to refer to Juno, “Indemnitor” being deemed to refer to Juno and each of its Affiliates and Juno Sublicensees and “Indemnitees” being deemed to refer to Institution Indemnitees and MIT Indemnitees.

12.1.4HHMI Indemnity.  HHMI Indemnitees shall be indemnified, defended by counsel acceptable to HHMI, and held harmless by Juno, from and against any Claim.  The previous sentence shall not apply to any Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee.  Notwithstanding any other provision of this Agreement, Juno’s obligation to defend, indemnify and hold harmless the HHMI Indemnitees under this paragraph shall not be subject to any limitation or exclusion of liability or damages or otherwise limited in any way.

12.1.5MGH Indemnity.  Juno shall indemnify, defend and hold harmless MGH Indemnitees against any Claim, except to the extent any such Claim results directly from the gross negligence or willful misconduct of an MGH Indemnitee.  With respect to any Claim for which indemnification is sought by an MGH Indemnitee pursuant to the terms of the MGH License as incorporated herein, Juno acknowledges and agrees that the provisions of the MGH License relating to the procedures for indemnification shall apply as if such procedures were written in full herein, with the defined terms “Company” being deemed to refer to Juno, “Hospital” being deemed to refer to MGH and “Indemnitee(s)” being deemed to refer to MGH Indemnitee(s).

12.1.6Duke Indemnity.  If the Editas IP includes Editas IP licensed by Editas from Duke, Juno shall indemnify, defend and hold harmless Duke Indemnitees against from and against any claim, liability, cost, expense, damage, deficiency, loss or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (hereinafter referred to as “Duke Claim” or “Duke Claims”) based upon, arising out of, or otherwise relating to Juno’s activities under this Agreement, including, but not limited to, any cause of action relating to product liability, Juno’s use of the patent rights and/or know-how covered by the Duke In-License, and/or Juno’s exercise of the license(s) granted herein and/or Juno’s failure to comply with any governmental law, rule or regulation with respect to Licensed Products, except to the extent any such Duke Claim that is determined with finality by a court of competent jurisdiction that such Claim results from the gross negligence or willful misconduct of a Duke Indemnitee.  With respect to any Duke Claim for which indemnification is sought by a Duke Indemnitee pursuant to the terms of the Duke In-License as incorporated herein, Juno acknowledges and agrees that the provisions of the Duke In-License relating to the procedures for indemnification shall apply as if such procedures were written in full herein, with the defined terms “Licensee” being deemed to refer to Juno, “DUKE” being deemed to refer to Duke and “DUKE Indemnitee(s)” being deemed to refer to Duke Indemnitee(s).

12.2Use of Names.  Except as provided below in this Section 12.2, Juno shall not, and shall ensure that its Affiliates and Juno Sublicensees shall not, use or register the name “The Broad Institute, Inc.,” “Wyss Institute for Biologically Inspired Engineering at Harvard University,” “President and Fellows of Harvard College,” “Massachusetts Institute of Technology,” “Lincoln Laboratory,” “Duke University,” or any variation, adaptation, or abbreviation thereof (alone or as part of another name) or any logos, seals, insignia or other words, names, symbols or devices that identify Institutions or any Institutions school, unit, division or affiliate (“Institution Names”) for any purpose except with the prior written approval of, and in accordance with restrictions required by, the applicable Institution, Duke or MIT, as applicable.  Juno further agrees, except as provided below in this Section 12.2, not to use the name of any other In-License Counterparty for any purpose except with the prior written approval of, and in accordance with the restrictions required by, the applicable In-License Counterparty.  Without limiting the foregoing, Juno shall, and shall ensure that its Affiliates and Juno Sublicensees shall, cease all use of Institution Names and names of other In-License Counterparties as permitted under or in connection with this Agreement on the termination or expiration of this Agreement except as otherwise approved in writing by the applicable In-Licensor, Institution, Duke or MIT, as applicable.  This restriction shall not apply to any information required by law to be disclosed to any governmental entity.  Juno shall not use or register the name “Howard Hughes Medical Institute” or any variation, adaptation, or abbreviation thereof (alone or as part of another name) or any logos, seals, insignia or other words, names, symbols or devices that identify HHMI or any unit of HHMI (“HHMI Names”) or of any HHMI employee (including [**]) in a manner that reasonably could constitute an endorsement of a commercial product or service; but that use for other purposes, even if commercially motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to an HHMI Name or any HHMI employees (including [**]) in press releases or similar materials intended for public release is approved by HHMI in advance

12.3Intended Third Party Beneficiaries.

12.3.1Juno acknowledges and agrees that for so long as the Editas IP includes Editas IP licensed by Editas from Institutions, (a) Institutions are intended third party beneficiaries of this Agreement for the purpose of enforcing all patent challenge, indemnification, and insurance provisions of this Agreement and enforcing the right to terminate this Agreement for breach of the patent challenge, indemnification or insurance provisions of this Agreement and (b) HHMI and MIT are intended third party beneficiaries of this Agreement for the purpose of enforcing HHMI’s and MIT’s respective rights, including indemnification and insurance provisions, under the Harvard-Broad License.

12.3.2Juno acknowledges and agrees that for so long as the Editas IP includes Editas IP licensed by Editas from MGH, MGH is an intended third party beneficiary of this Agreement for the purpose of enforcing all patent challenge, indemnification, and insurance provisions of this Agreement and enforcing the right to terminate this Agreement for breach of the patent challenge, indemnification or insurance provisions of this Agreement.

12.3.3Juno acknowledges and agrees that for so long as the Editas IP includes Editas IP licensed by Editas from Duke, Duke is an intended third party beneficiary of this Agreement for the purpose of enforcing all indemnification and insurance provisions of this Agreement and enforcing the right to terminate this Agreement for breach of the indemnification or insurance provisions of this Agreement.

12.4Retained Rights of In-License Counterparties.  Notwithstanding anything in this Agreement to the contrary, all of the licenses granted to Juno hereunder shall be subject to the rights retained by Institutions, MGH, Duke and In-Licensors under the terms of the applicable In-License Agreements, in each case that cover Editas IP to which Juno is receiving a sublicense hereunder.

12.5Inclusion of IP Subject to In-Licenses.  Notwithstanding anything in this Agreement to the contrary, in the event that any Editas IP is subject to an In-License Agreement (other than a Foundational In-License or the Duke In-License), such Editas IP shall not be included within the licenses granted to Juno herein unless (a) Juno first agrees in writing to any amendments or modifications to this Agreement as Editas may reasonably request in order to comply with the terms of such In-License Agreement and (b) Juno agrees in writing to the payment of any sublicense-by-sublicense and pass-through financial obligations under such In-License Agreement, provided, however, that to the extent such In-License Agreement covers Patent Rights that claim the [**] Reagent used in the manufacture of a Licensed Product as generated and delivered by Editas under the Research Program, or the use of such [**] Reagent as a genome editing construct, then the terms of Section 8.4 shall apply to the payment terms.  Editas shall promptly provide to Juno a written description, and a true and correct copy of such In-License (redacted as to terms not material to a sublicensee thereunder), promptly after Editas enters into such In-License Agreement.

ARTICLE 13

TERM AND TERMINATION

13.1Term.  Unless earlier terminated, this Agreement shall continue in full force and effect, on a Product-by-Product and country-by-country basis until the date no further payments are due under ARTICLE 6 above (the “Term”).  Following the expiration of the Term, the licenses granted to Juno pursuant to Sections 4.2(a), 4.2(c) and 4.2(d) shall become perpetual, fully paid-up, and non-exclusive licenses with respect to such Product and such country.

13.2Termination for Breach.  Subject to the provisions of this Section 13.2, either Party may terminate the Research Program and this Agreement if the other Party has materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for sixty (60) days after written notice thereof was provided to the breaching Party by the other Party.  Any termination shall become effective at the end of such sixty (60) day period unless the breaching Party has cured any such breach or default prior to the expiration of the sixty (60) day period.  Without limiting the generality of the terms “material breach” or “default in the performance of a material obligation hereunder,” the failure of Juno to comply with the patent challenge, indemnification or insurance provisions of this Agreement shall constitute a material breach and a default in the performance of a material obligation hereunder by Juno.

13.3Termination upon Notice.  Juno may terminate this Agreement upon not less than six (6) months prior written notice to Editas.

13.4Termination for Bankruptcy. To the extent allowed under applicable law, either Party shall have the right to terminate this Agreement in the event of the commencement of any proceeding in or for bankruptcy, insolvency, dissolution or winding up by or against the other Party (other than pursuant to a corporate restructuring) that is not dismissed or otherwise disposed of within one hundred and eighty (180) days thereafter.

13.5Termination for Patent Challenge.  In the event Juno directly or indirectly brings, assumes, or participates in, or knowingly, willfully or recklessly assists in bringing, a Patent Challenge, then Editas shall be entitled to terminate this Agreement in its entirety immediately upon written notice to Juno.

13.6Termination upon Termination of In-License.  In the event of termination of an In-License Agreement, Editas promptly shall notify Juno.  Juno acknowledges and agrees that except as otherwise agreed in writing by the applicable In-License Counterparty, the licenses set forth herein with respect to the Editas IP covered by such In-License, and all sublicenses and any further sublicenses granted by Juno Sublicensees with respect to such Editas IP, shall terminate immediately or as otherwise provided in accordance with the terms of the applicable In-License Agreement, except to the extent such In-License Agreement provides for the survival of the licenses set forth herein with respect to the Editas IP covered by such In-License, and sublicenses and any further sublicenses granted by Juno Sublicensees with respect to such Editas IP.  If requested by Juno, Editas shall provide Juno with reasonable assistance in its efforts to satisfy such conditions for survival or to seek a waiver of termination from the applicable In-License Counterparty.  In the case that a Foundational In-License or the Duke In-License is terminated and Juno obtains a license directly from the applicable Institution or Duke, as the case may be, then the royalties payable under Section 6.6 shall automatically be reduced by the amount of the royalties that Editas was paying to such Institution under the applicable Foundational In-License or Duke In-License.

13.7Effect of Termination.

(a)Accrued Rights and Obligations. Termination of this Agreement for any reason shall not release either Party from any liability which, at the time of such expiration or termination, has already accrued to the other Party or which is attributable to a period prior to such expiration or termination nor preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

(b)Return of Materials. Upon any termination of this Agreement, Juno and Editas shall promptly return to the other all Confidential Information received from the other Party, except as reasonably necessary to exercise any surviving rights and except for one copy of which may be retained for archival purposes.

(c)Stock on Hand. If this Agreement terminates for any reason, Juno, its Affiliates and its Sublicensees will have the right to sell or otherwise dispose of the stock of any Licensed Product being commercially sold by Juno and on hand as of the effective date of such termination during the [**] month period after the effective date of such termination.

(d)Effect of Termination by Juno With Cause. If Juno terminates this Agreement with cause pursuant to Section 13.2, then notwithstanding such termination: (i) the licenses and rights to Juno under Section 4.1 shall continue, (ii) Juno’s milestones and royalty obligations under Sections 6.4 and 6.6 shall continue, and (iii) Juno shall continue to have the sole right to prosecute and maintain, and to enforce, the Collaboration Patents as set forth in Sections 8.2 and 8.3.

13.8Survival Sections.  Sections 2.6(a), 2.8(a), 2.8(c), 4.8, 5.6, 7.4, 7.8, 8.1, 8.2, 10.3, 12.1, 12.3, 12.4, 14.1, 14.2, 14.3, 14.7, 14.8, 14.11, 14.12, 14.13, 1.4.14 and 14.15 and, to the extent applicable in connection with the activities permitted under Section 13.7(c), Sections 5.3, 5.4, 6.5(a) – Table E, 6.5(b) – Table E, 6.5(c) – Table D, 6.6, 7.1, 7.2, 7.3 and 7.5 and Articles 1, 9, 11 and 13 shall survive the expiration or termination of this Agreement for any reason.

13.9Termination Not Sole Remedy.  Termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies shall remain available except as agreed to otherwise herein.

ARTICLE 14

MISCELLANEOUS

14.1Governing Laws; Venue; Jurisdiction.  This Agreement shall be governed by, interpreted and enforced in accordance with the laws of the State of New York, without regard to principles of conflicts or choice of laws that would cause the application of the laws of another jurisdiction.  Subject to Section 13.2 disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the state and federal courts located in the New York, New York (and the appellate courts thereof), and each Party hereby irrevocably consents to the personal and non-exclusive jurisdiction and venue thereof.

14.2Disputes.  If any dispute, claim or controversy of any nature arising out of or relating to this Agreement, including any action or claim based on tort, contract or statute, or concerning the interpretation, effect, termination, validity, performance or breach of this Agreement (each, a “Dispute”), arises between the Parties and the Parties cannot resolve such

Dispute within [**] days of a written request by either Party to the other Party, the Parties agree to refer the Dispute to the respective Chief Executive Officers of each Party for resolution. If, after an additional [**] days, such representatives have not succeeded in negotiating a resolution of the Dispute, and a Party wishes to pursue the matter, each such dispute, controversy or claim will be submitted to the Judicial Arbitration and Mediation Service (“JAMS”) or its successor for non-binding mediation in New York, New York before a single mediator.  The Parties will cooperate with JAMS and with one another in selecting a mediator from the JAMS panel of neutrals and in scheduling the mediation proceedings.  The Parties agree that they will participate in the mediation in good faith and that they will share equally in its costs.  Any Dispute that cannot be resolved through mediation, and any Dispute with respect to which a Party is claiming equitable relief, shall be resolved by a court of competent jurisdiction.

14.3Independent Contractors.  The relationship of the Parties under this Agreement is that of independent contractors.  Neither Party shall be deemed to be an employee, agent, partner, franchisor, franchisee, joint venture or legal representative of the other for any purpose as a result of this Agreement or the transactions contemplated thereby, and neither shall have the right, power or authority to create any obligation or responsibility on behalf of the other.

14.4Assignment.

14.4.1The Parties agree that neither this Agreement nor their rights and obligations under this Agreement shall be delegated, assigned or otherwise transferred to a third party, in whole or part, whether voluntarily or by operation of law, including by way of sale of assets, merger or consolidation, without prior written consent of the other Party.  Notwithstanding the foregoing, a Party may, without such consent, assign this Agreement and its rights and obligations hereunder in their entirety (a) to an Affiliate, or (b) in connection with a Change of Control.  Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the Parties and their permitted successors and assigns.

14.4.2  Without limiting the foregoing, Juno agrees that this Agreement may not be assigned by Juno, whether by operation of law or otherwise, without the consent of the Institutions, except that Juno may assign or transfer this Agreement without the consent of the Institutions, to a successor in interest of all or substantially all of Juno’s assets or business related to the Licensed Products or this Agreement, whether by merger, consolidation, sale of assets, or Change of Control or other transaction, provided that (a) Juno shall provide the Institutions with a written notice of such assignment or Change of Control including the identity of the assignee, transferee or controlling party, and a copy of the assignment and assumption agreement or other documentary evidence sufficient to demonstrate Juno’s compliance with this Section 14.4.2 within [**] days after such assignment or Change of Control, and (b) such assignee or transferee agrees in writing to assume the obligations to the Institutions and HHMI that are being assigned or transferred.  Failure of an assignee to agree to be bound by the terms hereof or failure of Juno to notify Institutions and provide copies of assignment documentation as specified above shall be grounds for termination of this Agreement for material breach.

14.4.3Juno may assign or transfer this Agreement: (a) without the consent of MGH, to an Affiliate of Juno or in connection with the transfer or sale of all or substantially all of Juno’s assets or business related to the Licensed Products and/or this Agreement, whether by merger, consolidation, sale of assets, change in control or other transaction, provided that Juno promptly shall provide MGH with a written notice of such assignment including the identity of the assignee or transferee and such assignee or transferee agrees in writing to assume the obligations to MGH that are being assigned or transferred; and (b) in any other circumstance, only with the prior written consent of MGH, such consent not to be unreasonably withheld, conditioned or delayed.  Juno shall notify MGH in writing of any such assignment and provide a copy of the assignment and assumption agreement or other documentary evidence sufficient to demonstrate Juno’s compliance with this Section 14.4.3 within [**] days after such assignment.  Failure of an assignee to agree to be bound by the terms hereof or failure of Juno to notify Hospital and provide copies of assignment documentation shall be grounds for termination of this Agreement for material breach.

14.4.4Any attempted delegation, assignment or transfer in violation of this Section 14.4shall be null and void.

14.5Force Majeure.  If either Party is prevented from or delayed in the performance of any of its obligations hereunder by reason of acts of God, war, strikes, riots, storms, fires, earthquake, power shortage or failure, failure of the transportation system, or any other cause whatsoever beyond the reasonable control of the Party (“Force Majeure Event”), the Party so prevented or delayed shall be excused from the performance of any such obligation during a period that is reasonable in light of the Force Majeure Event, but no less than the duration of the Force Majeure Event itself.

14.6Right to Develop Independently.  Except as otherwise expressly set forth in this Agreement, nothing in this Agreement shall impair either Party’s right to independently acquire, license, develop for itself, or have others develop for it, intellectual property and technology performing similar functions as the other Party’s intellectual property or to market and distribute products or services based on such other intellectual property and technology.

14.7Notices.  Any notices required or permitted under this Agreement or required by law must be in writing by first class certified mail or international express delivery service (such as DHL), in each case properly posted and fully prepaid to the applicable address below, or to such other address as either Party may substitute by written notice under this Section.  Notice shall be deemed to have been given when delivered or, if delivery is not accomplished by reason or some fault of the addressee, when tendered.

If to Juno:	Juno Therapeutics, Inc.
307 Westlake Avenue North
Seattle, WA 98109
Attention: General Counsel

If to Editas:	Editas Medicine, Inc.
300 Third Street, First Floor
Cambridge, MA 02142
Attention: Chief Executive Officer

With a copy to:

Editas Medicine, Inc.
300 Third Street, First Floor
Cambridge, MA 02142
Attention: General Counsel

14.8Interpretation.  The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.  Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto.  Unless context otherwise clearly requires, whenever used in this Agreement:  (a) the words “include” or “including” shall be construed as incorporating, also, “but not limited to” or “without limitation;” (b) the word “day” or “year” means a calendar day or year unless otherwise specified; (c) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (d) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (e) the word “or” shall be construed as the inclusive meaning identified with the phrase “and/or;”(f) provisions that require that a Party, the Parties or a committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise; (g) words of any gender include the other gender; (h) words using the singular or plural number also include the plural or singular number, respectively; and (i) the word “law” (or “laws”) when used herein means any applicable, legally binding statute, ordinance, resolution, regulation, code, guideline, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a government entity, together with any then-current modification, amendment and re-enactment thereof, and any legislative provision substituted therefor.  The Parties and their respective counsel have had an opportunity to fully negotiate this Agreement.  If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.  No prior draft of this Agreement shall be used in the interpretation or construction of this Agreement.

14.9Compliance with Laws.  Each Party shall furnish to the other Party any information requested or required by that Party during the term of this Agreement or any extensions hereof to enable that Party to comply with the requirements of any U.S. or foreign, state and/or government agency.

14.10Further Assurances. At any time or from time to time on and after the date of this Agreement, a Party shall at the written and reasonable request of the requesting Party: (a) deliver to the requesting Party such records, data or other documents consistent with the provisions of this Agreement; (b) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license; and (c) take or cause to be taken all such actions, as the requesting Party may reasonably deem necessary or desirable in order for the requesting Party to obtain the full benefits of this Agreement and the transactions contemplated hereby.

14.11Use of Names and Marks.  Neither Party shall use the name, trade name, trademark or other designation of the other Party or its employees in connection with any products, promotion or advertising without the prior written permission of the other Party. For clarity, either Party may, without the other Party’s prior permission, reasonably utilize the other Party’s name or names of its employees in statements of fact, in legal proceedings, patent filings, and regulatory filings.

14.12Severability.  If any provision, or portion thereof, in this Agreement is held to be invalid or unenforceable to any extent, such provision of this Agreement shall be enforced to the maximum extent permissible by applicable law so as to effect the intent of the Parties, and the remainder of the Agreement shall remain in full force and effect.  The Parties shall negotiate in good faith a valid and enforceable substitute provision for any invalid or unenforceable provision that most nearly achieves the intent and economic effect of such invalid or unenforceable provision as if it were enforceable.

14.13Waiver.  Any waiver of any provision of this Agreement or of a Party’s rights or remedies under this Agreement must be in writing to be effective.  Failure, neglect, or delay by a Party to enforce the provisions of this Agreement or its rights or remedies at any time, shall not be construed as a waiver of such Party’s rights under this Agreement and shall not in any way affect the validity of the whole or any part of this Agreement or prejudice such Party’s right to take subsequent action.  No exercise or enforcement by either Party of any right or remedy under this Agreement shall preclude the enforcement by such Party of any other right or remedy under this Agreement or that such Party is entitled by law to enforce.

14.14Entire Agreement; Modification.  This Agreement (including the Exhibits and any amendments hereto signed by both Parties) constitutes the entire understanding and agreement between the Parties with respect to the subject matter hereof and supersedes any and all prior and contemporaneous negotiations, representations, agreements, and understandings, written or oral, that the Parties may have reached with respect to the subject matter hereof.  This Agreement may not be altered, amended or modified in any way except by a writing (excluding email or similar electronic transmissions) signed by the authorized representatives of both Parties.

14.15Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Once signed, any reproduction of this Agreement made by reliable means (e.g., pdf, photocopy, facsimile) shall be considered an original.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed by their authorized representatives as of the Effective Date.

JUNO THERAPEUTICS, INC.		EDITAS MEDICINE, INC.

By:	/s/ H. Bishop	By:	/s/ Katrine S. Bosley

Name:	H. Bishop	Name:	Katrine S. Bosley

Title:	C.E.O.	Title:	President & CEO